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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09685

                         Pioneer High Yield Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2013 through April 30, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                        Pioneer High
                        Yield Fund

--------------------------------------------------------------------------------
                        Semiannual Report | April 30, 2014
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     TAHYX
                        Class B     TBHYX
                        Class C     PYICX
                        Class R     TYHRX
                        Class Y     TYHYX
                        Class Z     TAHZX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Consolidated Financial Statements                                             54

Notes to Financial Statements                                                 64

Approval of Investment Advisory Agreement                                     75

Trustees, Officers and Service Providers                                      79

                         Pioneer High Yield Fund | Semiannual Report | 4/30/14 1

President's Letter

Dear Shareowner,

A few months into 2014, we still expect U.S. economic growth for the year to be in the 2.5% to 3% range, despite some weaker economic data releases during the winter months driven in large part by harsh weather across much of the continental U.S. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offer the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve System (the Fed) has begun scaling back its QE (quantitative easing) program, but short-term interest rates remain near zero, and while Fed Chair Janet Yellen has suggested that rates may be raised roughly six months after the QE program is fully tapered, that would still place the potential rate hike sometime in 2015.

There are certainly risks and uncertainties still facing the global economy as 2014 moves along. The European economy, while improving, remains weak, the Japanese economy faced a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad, such as Russia's aggressive move against the Ukraine, and more potential political fights at home, especially during a mid-term election year. While most of the widely recognized risks we have outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

* Dividends are not guaranteed.

2 Pioneer High Yield Fund | Semiannual Report | 4/30/14

Pioneer's investment teams have, since 1928, sought out attractive opportunities in equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                         Pioneer High Yield Fund | Semiannual Report | 4/30/14 3

Portfolio Management Discussion | 4/30/14

High-yield bonds continued to post solid gains during the six-month period ended April 30, 2014, sustaining a multi-year rally in the asset class. In the following discussion, portfolio managers Tracy Wright and Andrew Feltus discuss the factors that helped the market continue its run, and why Pioneer High Yield Fund underperformed its benchmarks during the six-month period. Ms. Wright, lead portfolio manager of the Fund, a senior vice president and portfolio manager at Pioneer, and Mr. Feltus, a senior vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six-month period ended April 30, 2014?

A The Fund's Class A shares returned 3.88% at net asset value during the six-month period ended April 30, 2014, while the Fund's benchmarks, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index, returned 4.76% and 8.77%, respectively. During the same six-month period, the average return of the 609 mutual funds in Lipper's High Yield Funds category was 4.09%, and the average return of the 700 mutual funds in Morningstar's High Yield Bond Funds category was 4.12%.

Q How would you describe the investment backdrop for high-yield securities during the six-month period ended April 30, 2014?

A The environment for high-yield investments was very good, steady and uneventful, as returns were positive during each month of the six-month period. The U.S. economy continued to improve despite harsh winter weather. The U.S. Federal Reserve (the Fed) began tapering its stimulative quantitative easing program by reducing its monthly bond purchases at the beginning of 2014, and continued to do so through the end of the period. At the same time, Fed officials made it quite clear that they didn't intend to raise the benchmark Federal funds target interest rate from its historically low range of zero to 0.25% until roughly the second half of 2015. Corporate profits remained strong and default rates continued to decline--and were expected to remain well below long-term averages. High-yield bonds benefited from this backdrop, as yield spreads - the yield advantage of high-yield bonds over comparable-maturity U.S. Treasuries - tightened. Increased tensions between Russia and the Ukraine, coupled with concern that the winter weather was likely to dampen economic growth in the first quarter, produced some short-lived volatility at times during the period, but at each juncture the market quickly recovered.

4 Pioneer High Yield Fund | Semiannual Report | 4/30/14

Q What were your primary investment strategies for the Fund during the six-month period ended April 30, 2014?

A The portfolio's asset allocations remained largely unchanged during the period, as we maintained out-of-benchmark investments in convertible bonds and equities--neither asset class is a component of the Fund's primary benchmark, the BofA ML High Yield Master II Index (the BofA ML Index). We believed continued economic growth would likely accrue to equity holders to a greater degree than bond holders going forward, and convertible securities generally move in concert with the prices of their underlying equities. We slightly reduced the Fund's stake in bank loans during the period, which we used to mitigate the risk of rising interest rates. At the industry level, we increased the portfolio's exposure to energy because we believe the sector offers superior asset coverage over time. We also added to the portfolio's stake in health care, feeling that many names in the industry stand to benefit from the Affordable Care Act as well as attractive product pipelines.

Q What were the primary reasons for the Fund's underperformance of the benchmark BofA ML Index during the six-month period ended April 30, 2014?

A Security selection within convertibles - which, as noted previously, are not part of the benchmark - was the primary driver of the Fund's benchmark-relative underperformance during the period, while the portfolio's allocation to floating-rate bank debt also was a negative factor, as that out-of-benchmark asset class underperformed the overall high-yield market. At the industry level, the portfolio's underweights in the banking and media sectors also hurt performance, as did security selection results in basic industries--specifically, a portfolio position in Midwest Vanadium, an Australian mining company, which underperformed after a flood, and then a fire shut down production. Additionally, the Fund's investment in James River Coal detracted from performance, as the company filed for bankruptcy in March 2014.

     On the plus side, the Fund saw positive security selection results within its high-yield bond allocation, mostly within the health care and services groups. A small allocation to preferred shares also contributed to the Fund's performance.

Q Which other individual holdings hurt the Fund's performance the most relative to the BofA ML Index during the six-month period ended April 30, 2014, and which holdings contributed to relative performance?

A Securities held in the portfolio that detracted from the Fund's performance included the stocks and convertible securities issued by General Cable, which suffered after the firm missed its financial expectations by a wide

                         Pioneer High Yield Fund | Semiannual Report | 4/30/14 5 margin, and the convertible bonds of biopharmaceutical company Theravance, which underperformed because one of the company's main products, a respiratory drug, wasn't being prescribed as much as initially expected. In addition, the convertible bonds of Ford Motor hurt performance as the U.S. auto maker issued earnings guidance that came in lower than anticipated; holdings of Cobalt International Energy, an independent oil and gas company, also detracted from Fund performance as the wells the company operates failed to meet production expectations; and finally, the common stock of electronic metering manufacturer Itron declined in value during the period because the company's fourth quarter 2013 results were lower than predicted.

     Positive contributions to the Fund's benchmark-relative returns came from the portfolio's common stock investment in chemical company LyondellBasell Industries. The company continued to top earnings targets due to the cheap price of natural gas, which it uses in production. Thermo Fisher Scientific was another holding that helped performance, as the company benefited from the integration of an acquisition and gained during the period due to the generally improving business fundamentals within the life sciences field. The convertible bonds of Auxilium Pharmaceuticals were another strong performer for the Fund, while the portfolio's position in ON Semiconductor also aided performance. Auxilium performed well during the period after the company received FDA approval for its urology drug and launched a new-generation erectile dysfunction medicine. ON Semiconductor enjoyed increased orders and rectified many of its operational issues, leading to considerably improved profit margins. Of final note, the Fund's position in Salix Pharmaceuticals rose on the strength of a promising drug pipeline and synergies from a recent acquisition.

Q    What is your outlook?

A We remain positive about the prospects for the high-yield market, despite low overall yields in the market and credit spreads that also are below historical averages. We believe steady growth in the U.S. economy will continue to support high-yield bonds by keeping default rates well below average through at least 2015. Employment growth has been steady, which should lead to continued economic expansion, helped by the Fed's still-accommodative monetary policy. While most of this positive outlook is already reflected in high-yield bond prices, we feel that strong corporate business fundamentals should continue to support asset values.

6 Pioneer High Yield Fund | Semiannual Report | 4/30/14

Please refer to the Schedule of Investments on pages 18-53 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                         Pioneer High Yield Fund | Semiannual Report | 4/30/14 7

Portfolio Summary | 4/30/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                     50.7%
Convertible Corporate Bonds                              17.4%
International Corporate Bonds                            10.0%
U.S. Common Stocks                                        8.2%
Senior Secured Loans                                      5.6%
Convertible Preferred Stocks                              2.9%
U.S. Preferred Stocks                                     2.7%
International Common Stocks                               1.0%
International Preferred Stocks                            0.7%
Warrants                                                  0.4%
Asset Backed Securities                                   0.2%
Collateralized Mortgage Obligations                       0.2%

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term securities; based on Standard & Poor's ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

BBB                                                       3.2%
BB                                                       24.7%
B                                                        41.0%
CCC                                                      14.0%
Not Rated                                                13.5%
Cash Equivalents                                          3.6%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.   Alere, Inc., 3.0% (Perpetual)                                        1.34%
--------------------------------------------------------------------------------
 2.   Novellus Systems, Inc., 2.625%, 5/15/41                              1.15
--------------------------------------------------------------------------------
 3.   ON Semiconductor Corp., 2.625%, 12/15/26                             1.05
--------------------------------------------------------------------------------
 4.   Nuance Communications, Inc., 2.75%, 11/1/31                          1.02
--------------------------------------------------------------------------------
 5.   CHS, Inc., 8.0%, 11/15/19                                            0.91
--------------------------------------------------------------------------------
 6.   Ford Motor Co., 4.25%, 11/15/16                                      0.90
--------------------------------------------------------------------------------
 7.   General Cable Corp.                                                  0.87
--------------------------------------------------------------------------------
 8.   Freeport-McMoRan Copper & Gold, Inc.                                 0.85
--------------------------------------------------------------------------------
 9.   Linn Energy LLC, 7.0%, 11/1/19 (144A)                                0.79
--------------------------------------------------------------------------------
10.   EP Energy LLC, 9.375%, 5/1/20                                        0.76
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer High Yield Fund | Semiannual Report | 4/30/14

Prices and Distributions | 4/30/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      4/30/14                      10/31/13
--------------------------------------------------------------------------------
          A                         $10.82                         $11.07
--------------------------------------------------------------------------------
          B                         $10.93                         $11.18
--------------------------------------------------------------------------------
          C                         $11.03                         $11.28
--------------------------------------------------------------------------------
          R                         $12.16                         $12.39
--------------------------------------------------------------------------------
          Y                         $10.83                         $11.08
--------------------------------------------------------------------------------
          Z                         $10.09                         $10.34
--------------------------------------------------------------------------------

Distributions per Share: 11/1/13-4/30/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                       Investment         Short-Term          Long-Term
         Class           Income          Capital Gains       Capital Gains
--------------------------------------------------------------------------------
          A             $0.2721               $--               $0.3872
--------------------------------------------------------------------------------
          B             $0.2205               $--               $0.3872
--------------------------------------------------------------------------------
          C             $0.2361               $--               $0.3872
--------------------------------------------------------------------------------
          R             $0.2802               $--               $0.3872
--------------------------------------------------------------------------------
          Y             $0.2892               $--               $0.3872
--------------------------------------------------------------------------------
          Z             $0.2682               $--               $0.3872
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and the "Value of $5 Million Investment" charts on pages 10-15.

                         Pioneer High Yield Fund | Semiannual Report | 4/30/14 9

Performance Update | 4/30/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Yield Fund at public offering price during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
              Net            Public          BofA ML        BofA ML All-
              Asset          Offering        High Yield     Convertibles
              Value          Price           Master II      Speculative
Period        (NAV)          (POP)           Index          Quality Index
--------------------------------------------------------------------------------
10 Years       7.28%          6.79%           8.69%          8.32%
5 Years       16.62          15.55           15.81          19.51
1 Year         8.03           3.20            6.30          16.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              1.14%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer High    BofA ML High Yield   BofA ML All-Convertibles
                 Yield Fund      Master II Index      Speculative Quality Index
4/30/2004        $ 9,550         $10,000              $10,000
4/30/2005        $ 9,770         $10,647              $ 9,899
4/30/2006        $10,896         $11,612              $11,938
4/30/2007        $12,203         $13,054              $13,591
4/30/2008        $12,273         $12,946              $13,192
4/30/2009        $ 8,942         $11,044              $ 9,124
4/30/2010        $13,560         $15,926              $14,575
4/30/2011        $15,984         $18,051              $17,175
4/30/2012        $15,717         $18,980              $16,058
4/30/2013        $17,854         $21,645              $19,041
4/30/2014        $19,288         $23,008              $22,239

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer High Yield Fund | Semiannual Report | 4/30/14

Performance Update | 4/30/14                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                             BofA ML        BofA ML All-
                                             High Yield     Convertibles
              If             If              Master II      Speculative
Period        Held           Redeemed        Index          Quality Index
--------------------------------------------------------------------------------
10 Years       6.44%          6.44%           8.69%          8.32%
5 Years       15.62          15.62           15.81          19.51
1 Year         7.08           3.10            6.30          16.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              2.18%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer High    BofA ML High Yield   BofA ML All-Convertibles
                 Yield Fund      Master II Index      Speculative Quality Index
4/30/2004        $10,000         $10,000              $10,000
4/30/2005        $10,151         $10,647              $ 9,899
4/30/2006        $11,233         $11,612              $11,938
4/30/2007        $12,498         $13,054              $13,591
4/30/2008        $12,478         $12,946              $13,192
4/30/2009        $ 9,036         $11,044              $ 9,124
4/30/2010        $13,589         $15,926              $14,575
4/30/2011        $15,919         $18,051              $17,175
4/30/2012        $15,510         $18,980              $16,058
4/30/2013        $17,434         $21,645              $19,041
4/30/2014        $18,669         $23,008              $22,239

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 11

Performance Update | 4/30/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                             BofA ML        BofA ML All-
                                             High Yield     Convertibles
              If             If              Master II      Speculative
Period        Held           Redeemed        Index          Quality Index
--------------------------------------------------------------------------------
10 Years       6.55%          6.55%           8.69%          8.32%
5 Years       15.84          15.84           15.81          19.51
1 Year         7.28           7.28            6.30          16.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              1.86%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer High    BofA ML High Yield   BofA ML All-Convertibles
                 Yield Fund      Master II Index      Speculative Quality Index
4/30/2004        $10,000         $10,000              $10,000
4/30/2005        $10,148         $10,647              $ 9,899
4/30/2006        $11,236         $11,612              $11,938
4/30/2007        $12,495         $13,054              $13,591
4/30/2008        $12,470         $12,946              $13,192
4/30/2009        $ 9,037         $11,044              $ 9,124
4/30/2010        $13,602         $15,926              $14,575
4/30/2011        $15,935         $18,051              $17,175
4/30/2012        $15,573         $18,980              $16,058
4/30/2013        $17,575         $21,645              $19,041
4/30/2014        $18,854         $23,008              $22,239

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer High Yield Fund | Semiannual Report | 4/30/14

Performance Update | 4/30/14                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                             BofA ML        BofA ML All-
                                             High Yield     Convertibles
              If             If              Master II      Speculative
Period        Held           Redeemed        Index          Quality Index
--------------------------------------------------------------------------------
10 Years       7.00%          7.00%           8.69%          8.32%
5 Years       16.28          16.28           15.81          19.51
1 Year         7.66           7.66            6.30          16.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              1.47%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer High    BofA ML High Yield   BofA ML All-Convertibles
                 Yield Fund      Master II Index      Speculative Quality Index
4/30/2004        $10,000         $10,000              $10,000
4/30/2005        $10,187         $10,647              $ 9,899
4/30/2006        $11,332         $11,612              $11,938
4/30/2007        $12,649         $13,054              $13,591
4/30/2008        $12,690         $12,946              $13,192
4/30/2009        $ 9,251         $11,044              $ 9,124
4/30/2010        $13,989         $15,926              $14,575
4/30/2011        $16,454         $18,051              $17,175
4/30/2012        $16,139         $18,980              $16,058
4/30/2013        $18,266         $21,645              $19,041
4/30/2014        $19,664         $23,008              $22,239

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 13

Performance Update | 4/30/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Yield Fund, during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                             BofA ML        BofA ML All-
                                             High Yield     Convertibles
              If             If              Master II      Speculative
Period        Held           Redeemed        Index          Quality Index
--------------------------------------------------------------------------------
10 Years       7.74%          7.74%           8.69%          8.32%
5 Years       17.06          17.06           15.81          19.51
1 Year         8.47           8.47            6.30          16.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer High    BofA ML High Yield   BofA ML All-Convertibles
                 Yield Fund      Master II Index      Speculative Quality Index
4/30/2004        $ 5,000,000     $ 5,000,000          $ 5,000,000
4/30/2005        $ 5,131,356     $ 5,323,482          $ 4,949,489
4/30/2006        $ 5,749,602     $ 5,806,108          $ 5,968,834
4/30/2007        $ 6,467,599     $ 6,526,794          $ 6,795,693
4/30/2008        $ 6,529,915     $ 6,472,774          $ 6,595,838
4/30/2009        $ 4,792,840     $ 5,521,960          $ 4,562,078
4/30/2010        $ 7,294,972     $ 7,962,884          $ 7,287,443
4/30/2011        $ 8,640,281     $ 9,025,526          $ 8,587,280
4/30/2012        $ 8,524,679     $ 9,490,233          $ 8,029,000
4/30/2013        $ 9,714,097     $10,822,631          $ 9,520,551
4/30/2014        $10,536,962     $11,504,038          $11,119,739

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer High Yield Fund | Semiannual Report | 4/30/14

Performance Update | 4/30/14                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer High Yield Fund, during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                             BofA ML        BofA ML All-
                                             High Yield     Convertibles
              If             If              Master II      Speculative
Period        Held           Redeemed        Index          Quality Index
--------------------------------------------------------------------------------
10 Years       6.82%          6.82%           8.69%          8.32%
5 Years       15.33          15.33           15.81          19.51
1 Year         5.39           5.39            6.30          16.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
              Gross          Net
--------------------------------------------------------------------------------
              0.90%          0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer High    BofA ML High Yield   BofA ML All-Convertibles
                 Yield Fund      Master II Index      Speculative Quality Index
4/30/2004        $10,000         $10,000              $10,000
4/30/2005        $10,228         $10,647              $ 9,899
4/30/2006        $11,407         $11,612              $11,938
4/30/2007        $12,775         $13,054              $13,591
4/30/2008        $12,915         $12,946              $13,192
4/30/2009        $ 9,484         $11,044              $ 9,124
4/30/2010        $14,287         $15,926              $14,575
4/30/2011        $16,996         $18,051              $17,175
4/30/2012        $16,114         $18,980              $16,058
4/30/2013        $18,362         $21,645              $19,041
4/30/2014        $19,352         $23,008              $22,239

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on July 6, 2007, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares for periods prior to their inception on July 6, 2007, would have been higher than the performance shown. For the period beginning July 6, 2007, the actual performance of Class Z shares is reflected. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from November 1, 2013, through April 30, 2014.

-----------------------------------------------------------------------------------------
Share Class                 A          B         C          R          Y          Z
-----------------------------------------------------------------------------------------
Beginning Account       $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 11/1/13
-----------------------------------------------------------------------------------------
Ending Account          $1,038.80  $1,033.50  $1,034.60  $1,036.80  $1,040.40  $1,041.30
Value (after expenses)
on 4/30/13
-----------------------------------------------------------------------------------------
Expenses Paid           $    5.76  $   10.64  $    9.28  $    7.32  $    4.25  $    4.30
During Period*
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.14%, 2.11%, 1.84%, 1.45%, 0.84% and 0.85% for class A, B, C, R, Y and Z, shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer High Yield Fund | Semiannual Report | 4/30/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2013 through April 30, 2014.

-----------------------------------------------------------------------------------------
Share Class                 A          B          C          R          Y         Z
-----------------------------------------------------------------------------------------
Beginning Account       $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 11/1/13
-----------------------------------------------------------------------------------------
Ending Account          $1,019.14  $1,014.33  $1,015.67  $1,017.60  $1,020.63  $1,020.58
Value (after expenses)
on 4/30/13
-----------------------------------------------------------------------------------------
Expenses Paid           $    5.71  $   10.54  $    9.20  $    7.25  $    4.21  $    4.26
During Period*
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.14%, 2.11%, 1.84%, 1.45%, 0.84% and 0.85% for class A, B, C, R, Y and Z, shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 17

Schedule of Investments | 4/30/14 (unaudited)

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             CONVERTIBLE CORPORATE
                                             BONDS -- 16.7%
                                             ENERGY -- 0.9%
                                             Oil & Gas Equipment &
                                             Services -- 0.1%
     2,170,000                       NR/NR   SEACOR Holdings, Inc., 3.0%,
                                             11/15/28 (144A)                                     $       2,142,875
------------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration &
                                             Production -- 0.5%
    11,795,000                       NR/NR   Cobalt International Energy, Inc.,
                                             2.625%, 12/1/19                                     $      11,079,928
------------------------------------------------------------------------------------------------------------------
                                             Coal & Consumable Fuels -- 0.3%
     1,895,000                     CCC+/NR   Alpha Appalachia Holdings, Inc.,
                                             3.25%, 8/1/15                                       $       1,866,575
     4,705,000                       B-/NR   Alpha Natural Resources, Inc., 3.75%,
                                             12/15/17                                                    3,943,378
                                                                                                 -----------------
                                                                                                 $       5,809,953
                                                                                                 -----------------
                                             Total Energy                                        $      19,032,756
------------------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.6%
                                             Diversified Metals & Mining -- 0.2%
     3,805,000                       NR/NR   RTI International Metals, Inc., 1.625%,
                                             10/15/19                                            $       3,826,403
------------------------------------------------------------------------------------------------------------------
                                             Steel -- 0.4%
     4,830,000                      BB+/NR   Steel Dynamics, Inc., 5.125%,
                                             6/15/14                                             $       5,231,494
     2,475,000                      BB-/B1   United States Steel Corp., 2.75%,
                                             4/1/19                                                      3,113,859
                                                                                                 -----------------
                                                                                                 $       8,345,353
                                                                                                 -----------------
                                             Total Materials                                     $      12,171,756
------------------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.5%
                                             Electrical Components &
                                             Equipment -- 0.5%
    10,874,000                        B/B3   General Cable Corp., 4.5%,
                                             11/15/29 (Step)                                     $      10,887,592
                                                                                                 -----------------
                                             Total Capital Goods                                 $      10,887,592
------------------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.3%
                                             Airlines -- 0.3%
     2,575,000                        B/B2   United Airlines, Inc., 4.5%, 1/15/15                $       5,623,156
------------------------------------------------------------------------------------------------------------------
                                             Marine -- 0.0%+
       500,000                       NR/NR   DryShips, Inc., 5.0%, 12/1/14                       $         491,875
                                                                                                 -----------------
                                             Total Transportation                                $       6,115,031
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Yield Fund | Semiannual Report | 4/30/14

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.9%
                                             Automobile Manufacturers -- 0.9%
     9,341,000                   BBB-/Baa3   Ford Motor Co., 4.25%, 11/15/16                     $      17,619,461
                                                                                                 -----------------
                                             Total Automobiles & Components                      $      17,619,461
------------------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES &
                                             APPAREL -- 1.1%
                                             Homebuilding -- 0.9%
    11,400,000                        B/B2   KB Home, 1.375%, 2/1/19                             $      11,229,000
     3,015,000                     BB-/Ba3   Lennar Corp., 2.75%, 12/15/20
                                             (144A)                                                      5,374,238
     2,870,000                      BB-/B1   The Ryland Group, Inc., 0.25%, 6/1/19                       2,669,100
                                                                                                 -----------------
                                                                                                 $      19,272,338
------------------------------------------------------------------------------------------------------------------
                                             Housewares & Specialties -- 0.2%
     4,280,000                      BB-/NR   Jarden Corp., 1.125%, 3/15/34
                                             (144A)                                              $       4,261,275
                                                                                                 -----------------
                                             Total Consumer Durables & Apparel                   $      23,533,613
------------------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.2%
                                             Specialized Consumer Services -- 0.2%
     2,710,000                       NR/NR   Ascent Capital Group, Inc., 4.0%,
                                             7/15/20                                             $       2,588,050
     2,195,000                       NR/NR   Carriage Services, Inc., 2.75%,
                                             3/15/21 (144A)                                              2,223,809
                                                                                                 -----------------
                                                                                                 $       4,811,859
                                                                                                 -----------------
                                             Total Consumer Services                             $       4,811,859
------------------------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.2%
                                             Broadcasting -- 0.2%
     4,425,000                       NR/NR   Liberty Media Corp., 1.375%,
                                             10/15/23 (144A)                                     $       4,270,125
                                                                                                 -----------------
                                             Total Media                                         $       4,270,125
------------------------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.4%
                                             Internet Retail -- 0.4%
     7,455,000                       NR/NR   Shutterfly, Inc., 0.25%, 5/15/18
                                             (144A)                                              $       7,333,856
                                                                                                 -----------------
                                             Total Retailing                                     $       7,333,856
------------------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT &
                                             SERVICES -- 1.3%
                                             Health Care Equipment -- 0.4%
     2,505,000                       B+/NR   Hologic, Inc., 2.0%, 12/15/37 (Step)                $       2,819,691
     3,450,000                       B+/NR   Hologic, Inc., 2.0%, 3/1/42 (Step)                          3,551,344
       459,000                       NR/NR   NuVasive, Inc., 2.75%, 7/1/17                                 515,801
                                                                                                 -----------------
                                                                                                 $       6,886,836
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 19

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             Health Care Supplies -- 0.7%
     9,460,000                     CCC+/NR   Alere, Inc., 3.0%, 5/15/16                          $      10,222,712
     1,905,000                       NR/NR   Cepheid, Inc., 1.25%, 2/1/21 (144A)                         1,925,241
     3,015,000                       NR/NR   Endologix, Inc., 2.25%, 12/15/18                            2,898,169
                                                                                                 -----------------
                                                                                                 $      15,046,122
------------------------------------------------------------------------------------------------------------------
                                             Managed Health Care -- 0.2%
     4,225,000                       NR/NR   Molina Healthcare, Inc., 1.125%,
                                             1/15/20                                             $       4,771,609
                                                                                                 -----------------
                                             Total Health Care Equipment
                                             & Services                                          $      26,704,567
------------------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS,
                                             BIOTECHNOLOGY & LIFE
                                             SCIENCES -- 3.4%
                                             Biotechnology -- 2.1%
     1,920,000                       NR/NR   BioMarin Pharmaceutical, Inc., 0.75%,
                                             10/15/18                                            $       1,966,800
     1,920,000                       NR/NR   BioMarin Pharmaceutical, Inc., 1.5%,
                                             10/15/20                                                    1,977,600
     4,815,000                       NR/NR   Corsicanto, Ltd., 3.5%, 1/15/32                             3,472,819
     4,900,000                       NR/NR   Cubist Pharmaceuticals, Inc., 1.125%,
                                             9/1/18 (144A)                                               5,582,938
     6,805,000                       NR/NR   Cubist Pharmaceuticals, Inc., 1.875%,
                                             9/1/20 (144A)                                               7,864,028
     4,130,000                       NR/NR   Emergent Biosolutions, Inc., 2.875%,
                                             1/15/21 (144A)                                              4,584,300
     5,375,000                       NR/NR   PDL BioPharma, Inc., 4.0%, 2/1/18                           5,744,531
     9,215,000                       NR/NR   Theravance, Inc., 2.125%, 1/15/23                          10,793,069
                                                                                                 -----------------
                                                                                                 $      41,986,085
------------------------------------------------------------------------------------------------------------------
                                             Pharmaceuticals -- 1.1%
     9,520,000                       NR/NR   Auxilium Pharmaceuticals, Inc., 1.5%,
                                             7/15/18                                             $      11,316,900
       770,000                       NR/NR   Pacira Pharmaceuticals, Inc. Delaware,
                                             3.25%, 2/1/19                                               2,178,619
     5,270,000                       NR/NR   Salix Pharmaceuticals, Ltd., 1.5%,
                                             3/15/19                                                     9,347,662
                                                                                                 -----------------
                                                                                                 $      22,843,181
------------------------------------------------------------------------------------------------------------------
                                             Life Sciences Tools & Services -- 0.2%
     3,755,000                       NR/NR   Albany Molecular Research, Inc.,
                                             2.25%, 11/15/18 (144A)                              $       4,597,528
                                                                                                 -----------------
                                             Total Pharmaceuticals,
                                             Biotechnology & Life Sciences                       $      69,426,794
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Yield Fund | Semiannual Report | 4/30/14

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.3%
                                             Consumer Finance -- 0.3%
     4,150,000                       NR/NR   DFC Global Corp., 2.875%, 6/30/27                   $       4,046,250
     1,200,000                        B/NR   DFC Global Corp., 3.25%, 4/15/17                            1,153,500
                                                                                                 -----------------
                                                                                                 $       5,199,750
                                                                                                 -----------------
                                             Total Diversified Financials                        $       5,199,750
------------------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.2%
                                             Real Estate Operating
                                             Companies -- 0.2%
     4,885,000                       NR/NR   Forest City Enterprises, Inc., 3.625%,
                                             8/15/20 (144A)                                      $       5,065,134
                                                                                                 -----------------
                                             Total Real Estate                                   $       5,065,134
------------------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 2.8%
                                             Internet Software & Services -- 0.8%
     4,555,000                       NR/NR   Akamai Technologies, Inc., 2/15/19
                                             (144A) (c)                                          $       4,406,962
     5,145,000                       NR/NR   WebMD Health Corp., 1.5%, 12/1/20
                                             (144A)                                                      5,453,700
     6,420,000                       NR/NR   WebMD Health Corp., 2.5%, 1/31/18                           6,564,450
                                                                                                 -----------------
                                                                                                 $      16,425,112
------------------------------------------------------------------------------------------------------------------
                                             Data Processing & Outsourced
                                             Services -- 0.2%
     3,045,000                       NR/NR   Cardtronics, Inc., 1.0%, 12/1/20
                                             (144A)                                              $       2,820,431
------------------------------------------------------------------------------------------------------------------
                                             Application Software -- 1.6%
     2,470,000                       NR/NR   Citrix Systems, Inc., 0.5%, 4/15/19
                                             (144A)                                              $       2,466,912
     5,815,000                       NR/NR   Mentor Graphics Corp., 4.0%, 4/1/31                         6,985,269
    19,972,000                      BB-/NR   Nuance Communications, Inc., 2.75%,
                                             11/1/31                                                    20,071,860
     3,900,000                       NR/NR   TIBCO Software, Inc., 2.25%, 5/1/32                         3,907,312
                                                                                                 -----------------
                                                                                                 $      33,431,353
------------------------------------------------------------------------------------------------------------------
                                             Systems Software -- 0.2%
     4,335,000                       NR/NR   ServiceNow, Inc., 11/1/18 (144A) (c)                $       4,340,419
                                                                                                 -----------------
                                             Total Software & Services                           $      57,017,315
------------------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE &
                                             EQUIPMENT -- 0.7%
                                             Communications Equipment -- 0.2%
     3,310,000                       NR/NR   Finisar Corp., 0.5%, 12/55/33 (144A)                $       3,787,881
------------------------------------------------------------------------------------------------------------------
                                             Computer Storage &
                                             Peripherals -- 0.3%
     6,535,000                       BB/NR   SanDisk Corp., 0.5%, 10/15/20
                                             (144A)                                              $       7,409,056
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 21

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             Electronic Components -- 0.2%
     3,755,000                      BB+/NR   Vishay Intertechnology, Inc., 2.25%,
                                             5/15/41 (144A)                                      $       3,431,131
                                                                                                 -----------------
                                             Total Technology Hardware
                                             & Equipment                                         $      14,628,068
------------------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS &
                                             SEMICONDUCTOR EQUIPMENT -- 2.5%
                                             Semiconductor Equipment -- 1.5%
     5,491,000                    BBB/Baa1   Lam Research Corp., 1.25%, 5/15/18                  $       7,004,457
    12,760,000                      BBB/NR   Novellus Systems, Inc., 2.625%,
                                             5/15/41                                                    22,633,050
                                                                                                 -----------------
                                                                                                 $      29,637,507
------------------------------------------------------------------------------------------------------------------
                                             Semiconductors -- 1.0%
    16,914,000                      BB+/NR   ON Semiconductor Corp., 2.625%,
                                             12/15/26                                            $      20,592,795
                                                                                                 -----------------
                                             Total Semiconductors &
                                             Semiconductor Equipment                             $      50,230,302
------------------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION
                                             SERVICES -- 0.4%
                                             Integrated Telecommunication
                                             Services -- 0.4%
     9,000,000                        B/NR   Ciena Corp., 0.875%, 6/15/17                        $       8,876,250
                                                                                                 -----------------
                                             Total Telecommunication Services                    $       8,876,250
------------------------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE
                                             CORPORATE BONDS
                                             (Cost $297,048,607)                                 $     342,924,229
------------------------------------------------------------------------------------------------------------------
                                             PREFERRED STOCKS -- 3.5%
                                             ENERGY -- 0.2%
                                             Oil & Gas Storage &
                                             Transportation -- 0.2%
       130,000          7.62        B+/Ba2   NuStar Logistics LP, Floating Rate
                                             Note, 1/15/43                                       $       3,459,300
                                                                                                 -----------------
                                             Total Energy                                        $       3,459,300
------------------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.3%
                                             Air Freight & Logistics -- 0.3%
         4,940                       NR/NR   CEVA Group Plc, 12/31/14* (c)                       $       6,249,163
                                                                                                 -----------------
                                             Total Transportation                                $       6,249,163
------------------------------------------------------------------------------------------------------------------
                                             BANKS -- 0.2%
                                             Regional Banks -- 0.2%
       151,950          6.62      BBB-/Ba1   Fifth Third Bancorp, Floating Rate
                                             Note (Perpetual)                                    $       4,035,792
                                                                                                 -----------------
                                             Total Banks                                         $       4,035,792
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Yield Fund | Semiannual Report | 4/30/14

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 1.6%
                                             Other Diversified Financial
                                             Services -- 1.0%
       411,000          7.12        BB+/B1   Citigroup, Inc., Floating Rate Note
                                             (Perpetual)                                         $      11,158,650
       358,975          8.12          B/B3   GMAC Capital Trust I, Floating Rate
                                             Note, 2/15/40                                               9,868,223
                                                                                                 -----------------
                                                                                                 $      21,026,873
------------------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.3%
         6,450                        B/B3   Ally Financial, Inc., 7.0% (Perpetual)
                                             (144A)                                              $       6,420,169
------------------------------------------------------------------------------------------------------------------
                                             Investment Banking &
                                             Brokerage -- 0.3%
       189,000          7.12       BB+/Ba3   Morgan Stanley, Floating Rate Note
                                             (Perpetual)                                         $       5,159,700
                                                                                                 -----------------
                                             Total Diversified Financials                        $      32,606,742
------------------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 1.0%
                                             Reinsurance -- 1.0%
     1,515,236          0.00         NR/NR   Altair Re, Floating Rate Note,
                                             4/30/16 (Cat Bond)                                  $       1,827,374
     6,500,000           N/A         NR/NR   Altair Re, Floating Rate Note,
                                             6/30/16 (Cat Bond)                                          6,651,450
     4,010,500          0.00         NR/NR   Kane SAC Ltd., Series B, Floating Rate
                                             Note, 7/18/16                                               4,108,757
        33,500                       NR/NR   Lorenzo Re, Ltd., (Cat Bond)
                                             (Perpetual)* (c)                                            4,049,480
     3,650,000                       NR/NR   Pangaea Re, 10/1/15 (Cat Bond) (c)                          4,060,296
                                                                                                 -----------------
                                                                                                 $      20,697,357
                                                                                                 -----------------
                                             Total Insurance                                     $      20,697,357
------------------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 0.2%
                                             Electric Utilities -- 0.2%
       214,000                     BB+/Ba1   PPL Capital Funding, Inc., 5.9%,
                                             4/30/73                                             $       5,157,400
                                                                                                 -----------------
                                             Total Utilities                                     $       5,157,400
------------------------------------------------------------------------------------------------------------------
                                             TOTAL PREFERRED STOCKS
                                             (Cost $66,269,351)                                  $      72,205,754
------------------------------------------------------------------------------------------------------------------
                                             CONVERTIBLE PREFERRED
                                             STOCKS -- 2.8%
                                             ENERGY -- 0.3%
                                             Oil & Gas Exploration &
                                             Production -- 0.3%
           715                       NR/NR   Halcon Resources Corp., 5.75%
                                             (Perpetual)                                         $         684,344

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 23

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration &
                                             Production -- (continued)
        59,180                       NR/NR   PetroQuest Energy, Inc., 6.875%
                                             (Perpetual)                                         $       2,156,371
        33,162                      CCC/NR   SandRidge Energy, Inc., 7.0%
                                             (Perpetual)                                                 3,540,044
                                                                                                 -----------------
                                                                                                 $       6,380,759
                                                                                                 -----------------
                                             Total Energy                                        $       6,380,759
------------------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES &
                                             APPAREL -- 0.6%
                                             Home Furnishings -- 0.6%
       143,000                       NR/NR   Sealy Corp., 8.0% (0.0% PIK, 8.0% cash),
                                             7/15/16 (PIK)                                       $      11,332,750
                                                                                                 -----------------
                                             Total Consumer Durables & Apparel                   $      11,332,750
------------------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 0.4%
                                             Packaged Foods & Meats -- 0.4%
        73,300                       NR/NR   Post Holdings, Inc., 2.5% (Perpetual)
                                             (144A)                                              $       7,696,500
                                                                                                 -----------------
                                             Total Food, Beverage & Tobacco                      $       7,696,500
------------------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT &
                                             SERVICES -- 1.3%
                                             Health Care Supplies -- 1.3%
        89,308                      CCC/NR   Alere, Inc., 3.0% (Perpetual)                       $      26,256,556
                                                                                                 -----------------
                                             Total Health Care
                                             Equipment & Services                                $      26,256,556
------------------------------------------------------------------------------------------------------------------
                                             BANKS -- 0.1%
                                             Diversified Banks -- 0.1%
         2,000                   BBB+/Baa3   Wells Fargo & Co., 7.5% (Perpetual)                 $       2,388,970
                                                                                                 -----------------
                                             Total Banks                                         $       2,388,970
------------------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.1%
                                             Asset Management &
                                             Custody Banks -- 0.1%
        48,000                      BB+/NR   AMG Capital Trust II, 5.15%,
                                             10/15/37                                            $       3,057,000
                                                                                                 -----------------
                                             Total Diversified Financials                        $       3,057,000
------------------------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE
                                             PREFERRED STOCKS
                                             (Cost $50,373,475)                                  $      57,112,535
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
        Shares
------------------------------------------------------------------------------------------------------------------
                                             COMMON STOCKS -- 8.9%
                                             ENERGY -- 0.6%
                                             Oil & Gas Drilling -- 0.0%+
       127,237                               Hercules Offshore, Inc.*                            $         568,749
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Yield Fund | Semiannual Report | 4/30/14

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
                 Rate (b)      Ratings
 Shares          (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration &
                                             Production -- 0.3%
         5,353                               Halcon Resources Corp.*                             $          29,549
       147,800                               Marathon Oil Corp.                                          5,342,970
                                                                                                 -----------------
                                                                                                 $       5,372,519
------------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 0.3%
        73,900                               Marathon Petroleum Corp.*                           $       6,869,005
                                                                                                 -----------------
                                             Total Energy                                        $      12,810,273
------------------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 1.9%
                                             Commodity Chemicals -- 0.9%
       186,606                               Axiall Corp.                                        $       8,695,840
       111,405                               LyondellBasell Industries NV                               10,304,962
                                                                                                 -----------------
                                                                                                 $      19,000,802
------------------------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 1.0%
     4,128,459                               Blaze Recycling & Metals LLC* (e)                   $         247,708
       483,460                               Freeport-McMoRan Copper &
                                             Gold, Inc.                                                 16,616,520
     1,956,254                               Polymet Mining Corp.*                                       2,406,192
                                                                                                 -----------------
                                                                                                 $      19,270,420
                                                                                                 -----------------
                                             Total Materials                                     $      38,271,222
------------------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 2.0%
                                             Aerospace & Defense -- 0.2%
       175,560                               Orbital Sciences Corp.*                             $       5,161,464
------------------------------------------------------------------------------------------------------------------
                                             Electrical Components &
                                             Equipment -- 0.8%
       667,230                               General Cable Corp.                                 $      17,094,433
------------------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery
                                             & Heavy Trucks -- 0.6%
       565,602                               Commercial Vehicle Group, Inc.*                     $       5,491,995
       109,200                               Joy Global, Inc.                                            6,593,496
                                                                                                 -----------------
                                                                                                 $      12,085,491
------------------------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 0.4%
        28,022                               ESCO Technologies, Inc.                             $         936,495
       139,920                               Kennametal, Inc.                                            6,538,462
                                                                                                 -----------------
                                                                                                 $       7,474,957
                                                                                                 -----------------
                                             Total Capital Goods                                 $      41,816,345
------------------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.3%
                                             Air Freight & Logistics -- 0.2%
         2,282                               CEVA Group Plc*                                     $       2,886,806
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 25

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
                 Rate (b)      Ratings
 Shares          (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             Marine -- 0.1%
     4,099,666                               Horizon Lines, Inc.*                                $       2,849,473
                                                                                                 -----------------
                                             Total Transportation                                $       5,736,279
------------------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.2%
                                             Restaurants -- 0.2%
        59,425                               Starbucks Corp.                                     $       4,196,594
------------------------------------------------------------------------------------------------------------------
                                             Education Services -- 0.0%+
        13,966                               Cengage Learning Holdings II LP                     $         510,339
                                                                                                 -----------------
                                             Total Consumer Services                             $       4,706,933
------------------------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL
                                             PRODUCTS -- 0.2%
                                             Personal Products -- 0.2%
        43,613                               Nu Skin Enterprises, Inc.                           $       3,794,331
                                                                                                 -----------------
                                             Total Household & Personal Products                 $       3,794,331
------------------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT &
                                             SERVICES -- 0.7%
                                             Health Care Services -- 0.1%
       255,259                               BioScrip, Inc.*                                     $       1,766,392
------------------------------------------------------------------------------------------------------------------
                                             Managed Health Care -- 0.6%
       108,880                               Aetna, Inc.                                         $       7,779,476
        67,800                               Cigna Corp.                                                 5,426,712
                                                                                                 -----------------
                                                                                                 $      13,206,188
                                                                                                 -----------------
                                             Total Health Care
                                             Equipment & Services                                $      14,972,580
------------------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS,
                                             BIOTECHNOLOGY & LIFE
                                             SCIENCES -- 1.5%
                                             Biotechnology -- 0.6%
       104,790                               Cubist Pharmaceuticals, Inc.*                       $       7,341,587
        65,462                               Vertex Pharmaceuticals, Inc.*                               4,431,777
                                                                                                 -----------------
                                                                                                 $      11,773,364
------------------------------------------------------------------------------------------------------------------
                                             Life Sciences Tools & Services -- 0.9%
        46,569                               Bio-Rad Laboratories, Inc.*                         $       5,737,766
        95,749                               Thermo Fisher Scientific, Inc.                             10,915,386
        17,606                               Waters Corp.*                                               1,734,895
                                                                                                 -----------------
                                                                                                 $      18,388,047
                                                                                                 -----------------
                                             Total Pharmaceuticals,
                                             Biotechnology & Life Sciences                       $      30,161,411
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Yield Fund | Semiannual Report | 4/30/14

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
                 Rate (b)      Ratings
 Shares          (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.6%
                                             Real Estate Operating
                                             Companies -- 0.6%
       596,889                               Forest City Enterprises, Inc.*                      $      11,287,171
                                                                                                 -----------------
                                             Total Real Estate                                   $      11,287,171
------------------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE
                                             & EQUIPMENT -- 0.6%
                                             Computer Hardware -- 0.0%+
        31,411                               NCR Corp.*                                          $         958,350
------------------------------------------------------------------------------------------------------------------
                                             Computer Storage &
                                             Peripherals -- 0.1%
       103,800                               EMC Corp.                                           $       2,678,040
------------------------------------------------------------------------------------------------------------------
                                             Electronic Equipment
                                             Manufacturers -- 0.3%
       136,843                               Itron, Inc.*                                        $       5,200,034
------------------------------------------------------------------------------------------------------------------
                                             Electronic Manufacturing
                                             Services -- 0.2%
        70,917                               TE Connectivity, Ltd.                               $       4,182,685
                                                                                                 -----------------
                                             Total Technology Hardware
                                             & Equipment                                         $      13,019,109
------------------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION
                                             SERVICES -- 0.3%
                                             Integrated Telecommunication
                                             Services -- 0.3%
       585,800                               Windstream Holdings, Inc.                           $       5,313,206
                                                                                                 -----------------
                                             Total Telecommunication Services                    $       5,313,206
------------------------------------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $130,236,886)                                 $     181,888,860
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Principal
Amount ($)
------------------------------------------------------------------------------------------------------------------
                                             ASSET BACKED
                                             SECURITIES -- 0.3%
                                             CONSUMER SERVICES -- 0.0%+
                                             Hotels, Resorts & Cruise
                                             Lines -- 0.0%+
       490,953                       NR/NR   Westgate Resorts 2012-A LLC, 3.75%,
                                             8/20/25 (144A)                                      $         494,880
                                                                                                 -----------------
                                             Total Consumer Services                             $         494,880
------------------------------------------------------------------------------------------------------------------
                                             BANKS -- 0.3%
                                             Thrifts & Mortgage Finance -- 0.3%
     1,000,000                       NR/NR   Bayview Opportunity Master Fund Trust
                                             2013-3RPL, 4.0%, 4/28/18 (Step)
                                             (144A)                                              $         990,175

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 27

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
     1,560,000                       CCC/C   Citicorp Residential Mortgage Trust
                                             Series 2006-2, 5.918%, 9/25/36
                                             (Step)                                              $       1,413,007
     2,513,900          5.00         NR/NR   GMAT 2013-1 Trust, Floating Rate
                                             Note, 8/25/53                                               2,407,427
                                                                                                 -----------------
                                                                                                 $       4,810,609
                                                                                                 -----------------
                                             Total Banks                                         $       4,810,609
------------------------------------------------------------------------------------------------------------------
                                             TOTAL ASSET BACKED SECURITIES
                                             (Cost $5,317,578)                                   $       5,305,489
------------------------------------------------------------------------------------------------------------------
                                             COLLATERALIZED MORTGAGE
                                             OBLIGATIONS -- 0.2%
                                             BANKS -- 0.2%
                                             Thrifts & Mortgage Finance -- 0.2%
       642,130                       NR/NR   Extended Stay America Trust 2013-ESH
                                             MZ, 7.625%, 12/5/19 (144A)                          $         643,484
     1,018,288                      B-/Ba3   Global Mortgage Securitization, Ltd.,
                                             5.25%, 11/25/32                                               978,540
     1,000,000          6.04       BB+/Ba2   GS Mortgage Securities Corp. II
                                             Commercial Mortgage Pass Through
                                             Certificates Series 2004-GG2, Floating
                                             Rate Note, 8/10/38                                            999,484
     1,141,261                       NR/NR   Homeowner Assistance Program Reverse
                                             Mortgage Loan Trust 2013-RM1, 4.0%,
                                             5/26/53 (144A)                                              1,116,723
       400,000          5.58         BB/NR   Springleaf Mortgage Loan Trust, Floating
                                             Rate Note, 6/25/58 (144A)                                     399,975
                                                                                                 -----------------
                                                                                                 $       4,138,206
                                                                                                 -----------------
                                             Total Banks                                         $       4,138,206
------------------------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED
                                             MORTGAGE OBLIGATIONS
                                             (Cost $4,122,428)                                   $       4,138,206
------------------------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 58.0%
                                             ENERGY -- 16.8%
                                             Oil & Gas Drilling -- 1.5%
     5,000,000                       NR/NR   North Atlantic Drilling, Ltd., 6.25%,
                                             2/1/19 (144A)                                       $       4,787,500
     4,000,000                       B-/B3   Offshore Group Investment, Ltd.,
                                             7.125%, 4/1/23                                              3,940,000
     3,650,000                       B-/B3   Offshore Group Investment, Ltd., 7.5%,
                                             11/1/19                                                     3,796,000
     3,450,000                       B+/B1   Pacific Drilling SA, 5.375%, 6/1/20
                                             (144A)                                                      3,355,125
     2,995,000                       B+/B1   Parker Drilling Co., 7.5%, 8/1/20                           3,204,650

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Yield Fund | Semiannual Report | 4/30/14

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Drilling -- (continued)
     6,910,000                       B+/B1   Shelf Drilling Holdings, Ltd., 8.625%,
                                             11/1/18 (144A)                                      $       7,445,525
     3,425,000                      BB-/B1   Unit Corp., 6.625%, 5/15/21                                 3,630,500
                                                                                                 -----------------
                                                                                                 $      30,159,300
------------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment &
                                             Services -- 1.7%
     9,355,000                       B+/B2   Basic Energy Services, Inc., 7.75%,
                                             10/15/22                                            $      10,255,419
     4,245,000                     BB-/Ba3   Bristow Group, Inc., 6.25%, 10/15/22                        4,552,762
     2,435,000                      BB-/B1   Calfrac Holdings LP, 7.5%, 12/1/20
                                             (144A)                                                      2,575,012
     1,725,000                      BB/Ba3   Exterran Holdings, Inc., 7.25%,
                                             12/1/18                                                     1,826,344
     5,175,000                        B/B1   Exterran Partners LP, 6.0%, 10/1/22                         5,149,125
     2,750,000                        B/B1   Exterran Partners LP, 6.0%, 4/1/21                          2,750,000
     1,275,000                       B-/B2   FTS International, Inc., 6.25%, 5/1/22
                                             (144A)                                                      1,290,938
        54,000                       NR/NR   Green Field Energy Services, Inc.,
                                             11/15/16 (144A) (c) (d)                                         4,050
     2,555,000                      BB-/B1   Key Energy Services, Inc., 6.75%,
                                             3/1/21                                                      2,695,525
     2,955,000                        B/B3   Seitel, Inc., 9.5%, 4/15/19                                 3,073,200
                                                                                                 -----------------
                                                                                                 $      34,172,375
------------------------------------------------------------------------------------------------------------------
                                             Integrated Oil & Gas -- 0.4%
     3,365,000                       NR/NR   American Energy - Utica LLC, 3.5%
                                             (0.0% PIK, 3.5% cash), 3/1/21
                                             (144A) (PIK)                                        $       3,482,775
     3,095,000                     CCC+/B3   Athlon Holdings LP, 6.0%, 5/1/22
                                             (144A)                                                      3,129,819
     1,300,000                       B-/B3   Jones Energy Holdings LLC, 6.75%,
                                             4/1/22 (144A)                                               1,348,750
                                                                                                 -----------------
                                                                                                 $       7,961,344
------------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration &
                                             Production -- 11.4%
     2,500,000                      BB-/B1   Antero Resources Finance Corp.,
                                             5.375%, 11/1/21 (144A)                              $       2,556,250
     3,360,000                      BB-/B1   Antero Resources Finance Corp.,
                                             6.0%, 12/1/20                                               3,595,200
     4,105,000                       B-/B3   Approach Resources, Inc., 7.0%,
                                             6/15/21                                                     4,258,938
     2,150,000                       B-/B3   Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                      2,354,250
    10,236,000                       B-/B3   Carrizo Oil & Gas, Inc., 8.625%,
                                             10/15/18                                                   10,952,520
     3,310,000                       B-/B3   Chaparral Energy, Inc., 8.25%, 9/1/21                       3,616,175

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 29

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration &
                                             Production -- (continued)
     8,435,000                     BB-/Ba3   Chesapeake Energy Corp., 5.375%,
                                             6/15/21                                             $       8,835,662
     3,110,000                     BB+/Ba1   Cimarex Energy Co., 5.875%, 5/1/22                          3,382,125
     3,832,000                       B-/B3   Comstock Resources, Inc., 7.75%,
                                             4/1/19                                                      4,100,240
     3,675,000                     BB+/Ba3   Concho Resources, Inc., 5.5%, 4/1/23                        3,826,594
     2,925,000                     BB+/Ba3   Concho Resources, Inc., 6.5%,
                                             1/15/22                                                     3,202,875
     5,520,000                       BB/B1   Denbury Resources, Inc., 4.625%,
                                             7/15/23                                                     5,250,900
     4,670,000                       BB/B1   Denbury Resources, Inc., 5.5%,
                                             5/1/22                                                      4,722,538
     3,865,000                       B+/B3   Energy XXI Gulf Coast, Inc., 7.5%,
                                             12/15/21 (144A)                                             4,087,238
    13,000,000                        B/B2   EP Energy LLC, 9.375%, 5/1/20                              14,982,500
     5,205,000                       B-/B3   EPL Oil & Gas, Inc., 8.25%, 2/15/18                         5,621,400
     7,615,000                       B-/B3   Gulfport Energy Corp., 7.75%, 11/1/20                       8,262,275
     7,255,000                   CCC+/Caa1   Halcon Resources Corp., 8.875%,
                                             5/15/21                                                     7,517,994
     3,225,000                   CCC+/Caa1   Halcon Resources Corp., 9.25%,
                                             2/15/22 (144A)                                              3,386,250
     1,400,000                        B/B3   Kodiak Oil & Gas Corp., 5.5%,
                                             1/15/21                                                     1,442,000
     3,000,000                        B/B3   Kodiak Oil & Gas Corp., 5.5%, 2/1/22                        3,075,000
     5,200,000                        B/B3   Kodiak Oil & Gas Corp., 8.125%,
                                             12/1/19                                                     5,772,000
     3,350,000                       B-/NR   Legacy Reserves LP, 6.625%, 12/1/21                         3,333,250
     3,860,000                     B-/Caa1   Lightstream Resources, Ltd., 8.625%,
                                             2/1/20 (144A)                                               3,942,025
    14,935,000                       B+/B1   Linn Energy LLC, 7.0%, 11/1/19
                                             (144A)                                                     15,439,056
     3,350,000                     B-/Caa1   Memorial Production Partners LP,
                                             7.625%, 5/1/21                                              3,530,062
     4,155,000                   CCC+/Caa1   Midstates Petroleum Co., Inc., 10.75%,
                                             10/1/20                                                     4,482,206
     2,800,000                   CCC+/Caa1   Midstates Petroleum Co., Inc., 9.25%,
                                             6/1/21                                                      2,863,000
     4,125,000                     B-/Caa1   Northern Oil and Gas, Inc., 8.0%,
                                             6/1/20                                                      4,382,812
     2,820,000                       B+/B2   Oasis Petroleum, Inc., 6.5%, 11/1/21                        3,017,400
     4,960,000                       B-/B3   PDC Energy, Inc., 7.75%, 10/15/22                           5,443,600
     5,845,000                     B-/Caa1   Penn Virginia Corp., 7.25%, 4/15/19                         6,137,250
     4,995,000                     B-/Caa1   Penn Virginia Corp., 8.5%, 5/1/20                           5,544,450
     3,075,000                     B-/Caa1   QR Energy LP, 9.25%, 8/1/20                                 3,290,250

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Yield Fund | Semiannual Report | 4/30/14

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration &
                                             Production -- (continued)
     5,000,000                      BB/Ba2   Range Resources Corp., 5.0%,
                                             3/15/23                                             $       5,100,000
     3,295,000                     CCC+/B3   Rice Energy, Inc., 6.25%, 5/1/22
                                             (144A)                                                      3,299,119
     7,285,000                       B-/B3   RKI Exploration & Production LLC,
                                             8.5%, 8/1/21 (144A)                                         7,904,225
     8,170,000                      BB-/B2   Rosetta Resources, Inc., 5.875%,
                                             6/1/22                                                      8,333,400
     5,075,000                       B-/B3   Sanchez Energy Corp., 7.75%,
                                             6/15/21 (144A)                                              5,430,250
     3,085,000                      BB/Ba3   SM Energy Co., 6.5%, 11/15/21                               3,316,375
     1,945,000                       B-/B3   Stone Energy Corp., 7.5%, 11/15/22                          2,110,325
    14,720,000                       B+/B3   Swift Energy Co., 7.875%, 3/1/22                           14,646,400
     3,000,000                   CCC+/Caa1   Talos Production LLC, 9.75%,
                                             2/15/18 (144A)                                              3,157,500
     4,700,000                        B/B3   Vanguard Natural Resources LLC,
                                             7.875%, 4/1/20                                              5,064,250
                                                                                                 -----------------
                                                                                                 $     234,568,129
------------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 0.6%
     6,525,000                       B+/B2   Calumet Specialty Products Partners
                                             LP, 6.5%, 4/15/21 (144A)                            $       6,508,688
     5,445,000                     BB+/Ba2   Tesoro Corp., 5.375%, 10/1/22                               5,649,188
                                                                                                 -----------------
                                                                                                 $      12,157,876
------------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage &
                                             Transportation -- 1.0%
     4,810,000                       BB/B1   Crestwood Midstream Partners LP,
                                             6.125%, 3/1/22 (144A)                               $       5,026,450
     9,380,000                     BB+/Ba3   Sabine Pass Liquefaction LLC,
                                             5.625%, 2/1/21                                              9,684,850
     5,985,000                      BB/Ba3   Targa Resources Partners LP, 4.25%,
                                             11/15/23 (144A)                                             5,595,975
                                                                                                 -----------------
                                                                                                 $      20,307,275
------------------------------------------------------------------------------------------------------------------
                                             Coal & Consumable Fuels -- 0.2%
     4,170,000                        D/NR   James River Coal Co., 7.875%,
                                             4/1/19 (d)                                          $         479,550
     1,900,000                     B-/Caa1   Murray Energy Corp., 8.625%,
                                             6/15/21 (144A)                                              2,061,500
     2,250,000                       B+/B1   SunCoke Energy Partners LP, 7.375%,
                                             2/1/20 (144A)                                               2,385,000
                                                                                                 -----------------
                                                                                                 $       4,926,050
                                                                                                 -----------------
                                             Total Energy                                        $     344,252,349
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 31

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 4.6%
                                             Commodity Chemicals -- 0.6%
     2,756,000                     CCC+/B3   Hexion US Finance Corp., 8.875%,
                                             2/1/18                                              $       2,869,685
     2,445,000                   CCC+/Caa1   Hexion US Finance Corp., 9.0%,
                                             11/15/20                                                    2,368,594
     1,750,000                      BB-/B2   Rain CII Carbon LLC, 8.0%,
                                             12/1/18 (144A)                                              1,833,125
     5,195,000                      BB-/B2   Tronox Finance LLC, 6.375%, 8/15/20                         5,298,900
                                                                                                 -----------------
                                                                                                 $      12,370,304
------------------------------------------------------------------------------------------------------------------
                                             Specialty Chemicals -- 0.2%
     2,725,000                      BB-/B1   Chemtura Corp., 5.75%, 7/15/21                      $       2,827,188
     2,050,000                       B-/B3   INEOS Group Holdings SA, 5.875%,
                                             2/15/19                                                     2,091,000
                                                                                                 -----------------
                                                                                                 $       4,918,188
------------------------------------------------------------------------------------------------------------------
                                             Metal & Glass Containers -- 2.1%
     5,000,000                   CCC+/Caa1   Ardagh Packaging Finance Plc, 6.75%,
                                             1/31/21 (144A)                                      $       5,212,500
       758,824                     NR/Caa1   Ardagh Packaging Finance Plc, 7.0%,
                                             11/15/20 (144A)                                               791,074
    13,120,000                     BB-/Ba3   Crown Cork & Seal Co., Inc., 7.375%,
                                             12/15/26                                                   14,563,200
     6,700,000                   CCC+/Caa2   Reynolds Group Issuer, Inc., 8.25%,
                                             2/15/21                                                     7,244,375
     7,495,000                   CCC+/Caa2   Reynolds Group Issuer, Inc., 8.5%,
                                             5/15/18                                                     7,832,275
       800,000                   CCC+/Caa2   Reynolds Group Issuer, Inc., 9.0%,
                                             4/15/19                                                       854,000
     5,675,000                   CCC+/Caa2   Reynolds Group Issuer, Inc., 9.875%,
                                             8/15/19                                                     6,299,250
                                                                                                 -----------------
                                                                                                 $      42,796,674
------------------------------------------------------------------------------------------------------------------
                                             Paper Packaging -- 0.1%
     1,915,000                        B/B3   Packaging Dynamics Corp., 8.75%,
                                             2/1/16 (144A)                                       $       1,972,450
------------------------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 0.5%
     3,790,000                      BB/Ba3   Amsted Industries, Inc., 5.0%,
                                             3/15/22 (144A)                                      $       3,780,525
     8,775,000                        D/NR   Midwest Vanadium Pty, Ltd., 11.5%,
                                             2/15/18 (144A) (d)                                          4,650,750
     1,595,000                      B/Caa1   Prince Mineral Holding Corp., 11.5%,
                                             12/15/19 (144A)                                             1,790,388
                                                                                                 -----------------
                                                                                                 $      10,221,663
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Yield Fund | Semiannual Report | 4/30/14

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             Gold -- 0.3%
     6,445,000                      BB-/B1   IAMGOLD Corp., 6.75%, 10/1/20
                                             (144A)                                              $       5,736,050
------------------------------------------------------------------------------------------------------------------
                                             Steel -- 0.5%
     2,615,000                       B+/B3   APERAM, 7.375%, 4/1/16 (144A)                       $       2,693,450
     7,655,000                    CCC/Caa2   Essar Steel Algoma, Inc., 9.875%,
                                             6/15/15 (144A)                                              4,401,625
     2,855,000                     B-/Caa1   JMC Steel Group, Inc., 8.25%,
                                             3/15/18 (144A)                                              2,883,550
                                                                                                 -----------------
                                                                                                 $       9,978,625
------------------------------------------------------------------------------------------------------------------
                                             Paper Products -- 0.3%
     2,050,000                      BB/Ba2   Clearwater Paper Corp., 4.5%, 2/1/23                $       1,983,375
     5,570,000                     BB-/Ba3   Resolute Forest Products, Inc.,
                                             5.875%, 5/15/23 (144A)                                      5,416,825
                                                                                                 -----------------
                                                                                                 $       7,400,200
                                                                                                 -----------------
                                             Total Materials                                     $      95,394,154
------------------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 3.9%
                                             Aerospace & Defense -- 1.1%
     4,550,000                   CCC+/Caa1   Accudyne Industries Borrower, 7.75%,
                                             12/15/20 (144A)                                     $       4,936,750
     2,650,000                     BB-/Ba3   Bombardier, Inc., 4.75%, 4/15/19                            2,696,375
     6,275,000                     BB-/Ba3   Bombardier, Inc., 6.0%, 10/15/22                            6,384,812
     4,350,000                       BB/B1   DigitalGlobe, Inc., 5.25%, 2/1/21
                                             (144A)                                                      4,241,250
     3,953,000                       B-/B2   DynCorp International, Inc., 10.375%,
                                             7/1/17                                                      4,180,298
                                                                                                 -----------------
                                                                                                 $      22,439,485
------------------------------------------------------------------------------------------------------------------
                                             Building Products -- 0.1%
     2,750,000                      BB-/NR   Gibraltar Industries, Inc., 6.25%,
                                             2/1/21                                              $       2,915,000
------------------------------------------------------------------------------------------------------------------
                                             Construction & Engineering -- 0.2%
     3,000,000                     BB-/Ba3   Dycom Investments, Inc., 7.125%,
                                             1/15/21                                             $       3,247,500
------------------------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- 0.2%
     4,030,000                       B+/B2   JB Poindexter & Co., Inc., 9.0%,
                                             4/1/22 (144A)                                       $       4,422,925
------------------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery
                                             & Heavy Trucks -- 0.3%
     6,850,000                     CCC-/B3   Navistar International Corp., 8.25%,
                                             11/1/21                                             $       6,969,875
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 33

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 1.3%
     7,901,000                     B-/Caa1   BC Mountain LLC, 7.0%, 2/1/21
                                             (144A)                                              $       7,683,722
     2,755,000                        B/B2   Boart Longyear Management Pty, Ltd.,
                                             10.0%, 10/1/18 (144A)                                       2,878,975
     4,765,000                     B-/Caa1   Gardner Denver, Inc., 6.875%,
                                             8/15/21 (144A)                                              4,890,081
     7,076,000                      B/Caa1   Mueller Water Products, Inc., 7.375%,
                                             6/1/17                                                      7,182,140
     2,660,000                        B/B3   Xerium Technologies, Inc., 8.875%,
                                             6/15/18                                                     2,846,200
                                                                                                 -----------------
                                                                                                 $      25,481,118
------------------------------------------------------------------------------------------------------------------
                                             Trading Companies &
                                             Distributors -- 0.7%
     5,200,000                      BB/Ba3   Rexel SA, 5.25%, 6/15/20 (144A)                     $       5,356,000
     3,120,000                      BB-/B2   United Rentals North America, Inc.,
                                             5.75%, 11/15/24                                             3,237,000
     5,145,000                       B+/B1   WESCO Distribution, Inc., 5.375%,
                                             12/15/21 (144A)                                             5,235,038
                                                                                                 -----------------
                                                                                                 $      13,828,038
                                                                                                 -----------------
                                             Total Capital Goods                                 $      79,303,941
------------------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES &
                                             SUPPLIES -- 0.7%
                                             Environmental & Facilities
                                             Services -- 0.2%
     2,400,000                     B-/Caa2   Liberty Tire Recycling LLC, 11.0%,
                                             10/1/16 (144A)                                      $       2,328,000
     2,000,000                        B/B3   Safway Group Holding LLC, 7.0%,
                                             5/15/18 (144A)                                              2,120,000
                                                                                                 -----------------
                                                                                                 $       4,448,000
------------------------------------------------------------------------------------------------------------------
                                             Diversified Support Services -- 0.5%
     4,725,000                     BB-/Ba1   Iron Mountain, Inc., 6.0%, 8/15/23                  $       5,020,312
     1,800,000                      B/Caa2   NANA Development Corp., 9.5%,
                                             3/15/19 (144A)                                              1,827,000
     2,165,000                       B-/B3   TMS International Corp., 7.625%,
                                             10/15/21 (144A)                                             2,311,138
                                                                                                 -----------------
                                                                                                 $       9,158,450
                                                                                                 -----------------
                                             Total Commercial Services & Supplies                $      13,606,450
------------------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 1.2%
                                             Airlines -- 0.6%
     2,037,841                       A-/NR   American Airlines 2013-2 Class A
                                             Pass Through Trust, 4.95%, 7/15/24
                                             (144A)                                              $       2,185,584

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Yield Fund | Semiannual Report | 4/30/14

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             Airlines -- (continued)
     2,950,000                       NR/NR   Intrepid Aviation Group Holdings LLC,
                                             6.875%, 2/15/19 (144A)                              $       3,060,625
     2,525,000                      BB+/NR   United Airlines 2013-1 Class B Pass
                                             Through Trust, 5.375%, 8/15/21                              2,607,062
     2,690,000                        B/B2   United Continental Holdings, Inc.,
                                             6.0%, 12/1/20                                               2,790,875
     3,200,000                        B/B2   United Continental Holdings, Inc.,
                                             6.0%, 7/15/26                                               3,064,000
                                                                                                 -----------------
                                                                                                 $      13,708,146
------------------------------------------------------------------------------------------------------------------
                                             Railroads -- 0.2%
     4,250,000                        B/B3   Florida East Coast Holdings Corp.,
                                             6.75%, 5/1/19 (144A)                                $       4,366,875
------------------------------------------------------------------------------------------------------------------
                                             Trucking -- 0.3%
     1,990,000                       B-/B2   Jack Cooper Holdings Corp., 9.25%,
                                             6/1/20 (144A)                                       $       2,198,950
     3,500,000                   CCC+/Caa1   syncreon Group BV, 8.625%, 11/1/21
                                             (144A)                                                      3,626,875
                                                                                                 -----------------
                                                                                                 $       5,825,825
------------------------------------------------------------------------------------------------------------------
                                             Airport Services -- 0.1%
     1,700,000                        B/B2   Aguila 3 SA, 7.875%, 1/31/18 (144A)                 $       1,799,875
                                                                                                 -----------------
                                             Total Transportation                                $      25,700,721
------------------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 1.2%
                                             Auto Parts & Equipment -- 0.6%
     4,650,000                      BB+/B2   Dana Holding Corp., 6.0%, 9/15/23                   $       4,894,125
     3,240,000                       B-/B3   Meritor, Inc., 6.75%, 6/15/21                               3,426,300
     1,600,000                        B/B3   Pittsburgh Glass Works LLC, 8.0%,
                                             11/15/18 (144A)                                             1,744,000
     2,690,000                        B/B1   Schaeffler Holding Finance BV, 6.875%
                                             (0.0% PIK, 6.875% cash), 8/15/18
                                             (144A) (PIK)                                                2,854,762
                                                                                                 -----------------
                                                                                                 $      12,919,187
------------------------------------------------------------------------------------------------------------------
                                             Tires & Rubber -- 0.2%
     2,765,000                       B+/B1   The Goodyear Tire & Rubber Co., 7.0%,
                                             5/15/22                                             $       3,048,412
------------------------------------------------------------------------------------------------------------------
                                             Automobile Manufacturers -- 0.4%
     7,905,000                        B/B1   Chrysler Group LLC, 8.25%, 6/15/21                  $       8,883,244
                                                                                                 -----------------
                                             Total Automobiles & Components                      $      24,850,843
------------------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES
                                             & APPAREL -- 2.2%
                                             Homebuilding -- 2.2%
     2,100,000                      BB-/B2   Brookfield Residential Properties, Inc.,
                                             6.5%, 12/15/20 (144A)                               $       2,210,250
     5,045,000                      BB/Ba1   DR Horton, Inc., 5.75%, 8/15/23                             5,360,312

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 35

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             Homebuilding -- (continued)
     8,375,000                        B/B2   KB Home, 7.0%, 12/15/21                             $       8,982,188
     4,150,000                     BB-/Ba3   Lennar Corp., 4.5%, 6/15/19                                 4,196,688
     8,730,000                     BB-/Ba3   Lennar Corp., 4.75%, 11/15/22                               8,511,750
     3,660,000                      B+/Ba3   Meritage Homes Corp., 7.0%, 4/1/22                          4,012,275
     1,800,000                        B/B2   Rialto Holdings LLC, 7.0%, 12/1/18
                                             (144A)                                                      1,876,500
     6,975,000                       B+/B2   Standard Pacific Corp., 6.25%,
                                             12/15/21                                                    7,463,250
     2,540,000                      BB-/B1   The Ryland Group, Inc., 5.375%,
                                             10/1/22                                                     2,514,600
                                                                                                 -----------------
                                                                                                 $      45,127,813
                                                                                                 -----------------
                                             Total Consumer Durables & Apparel                   $      45,127,813
------------------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 1.7%
                                             Casinos & Gaming -- 0.8%
     2,075,000                    BBB-/Ba1   GLP Capital LP, 4.375%, 11/1/18
                                             (144A)                                              $       2,147,625
     5,750,000                    BBB-/Ba1   GLP Capital LP, 4.875%, 11/1/20
                                             (144A)                                                      5,936,875
    15,296,505                       NR/NR   Mashantucket Western Pequot Tribe,
                                             6.5% (5.5% PIK, 1.0% cash), 7/1/36 (PIK)                    2,294,476
     3,000,000                       B+/B3   MGM Resorts International, Inc.,
                                             6.75%, 10/1/20                                              3,315,300
     3,218,000                        B/B2   Scientific Games International, Inc.,
                                             9.25%, 6/15/19                                              3,386,945
                                                                                                 -----------------
                                                                                                 $      17,081,221
------------------------------------------------------------------------------------------------------------------
                                             Hotels, Resorts & Cruise Lines -- 0.5%
     4,815,000                       B-/B3   MISA Investments, Ltd., 8.625% (0.0% PIK,
                                             8.625% cash), 8/15/18 (144A) (PIK)                  $       4,947,412
     4,290,000                       B+/B3   Viking Cruises, Ltd., 8.5%, 10/15/22
                                             (144A)                                                      4,847,700
                                                                                                 -----------------
                                                                                                 $       9,795,112
------------------------------------------------------------------------------------------------------------------
                                             Restaurants -- 0.1%
     3,240,000                     B-/Caa1   Burger King Capital Holdings LLC,
                                             4/15/19 (Step) (144A) (c)                           $       2,972,700
------------------------------------------------------------------------------------------------------------------
                                             Education Services -- 0.2%
     3,695,000                   CCC+/Caa1   Cambium Learning Group, Inc., 9.75%,
                                             2/15/17                                             $       3,750,425
------------------------------------------------------------------------------------------------------------------
                                             Specialized Consumer Services -- 0.1%
     1,425,000                     BB-/Ba3   Sotheby's, 5.25%, 10/1/22 (144A)                    $       1,382,250
                                                                                                 -----------------
                                             Total Consumer Services                             $      34,981,708
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Yield Fund | Semiannual Report | 4/30/14

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             MEDIA -- 3.4%
                                             Advertising -- 0.2%
     5,360,000                       B-/B3   MDC Partners, Inc., 6.75%, 4/1/20
                                             (144A)                                              $       5,668,200
------------------------------------------------------------------------------------------------------------------
                                             Broadcasting -- 0.9%
     3,900,000                     B-/Caa2   Intelsat Luxembourg SA, 7.75%,
                                             6/1/21                                              $       4,065,750
     5,975,000                       B+/B2   Quebecor Media, Inc., 5.75%,
                                             1/15/23                                                     6,004,875
     7,415,000                       B+/B2   Univision Communications, Inc.,
                                             6.875%, 5/15/19 (144A)                                      7,924,781
                                                                                                 -----------------
                                                                                                 $      17,995,406
------------------------------------------------------------------------------------------------------------------
                                             Cable & Satellite -- 1.1%
     9,250,000                      BB-/B1   CCO Holdings LLC, 6.5%, 4/30/21                     $       9,874,375
     1,150,000                     B-/Caa1   Intelsat Jackson Holdings SA, 6.625%,
                                             12/15/22 (144A)                                             1,181,625
     1,575,000                      B+/Ba3   Numericable Group SA, 6.0%,
                                             5/15/22 (144A)                                              1,612,406
     9,550,000                      BB/Ba2   Videotron, Ltd., 5.375%, 6/15/24
                                             (144A)                                                      9,621,625
                                                                                                 -----------------
                                                                                                 $      22,290,031
------------------------------------------------------------------------------------------------------------------
                                             Movies & Entertainment -- 0.8%
     3,050,000                       B+/B3   Live Nation Entertainment, Inc., 7.0%,
                                             9/1/20 (144A)                                       $       3,324,500
     2,325,000                       B-/B3   Regal Entertainment Group, 5.75%,
                                             3/15/22                                                     2,394,750
     4,895,000                       B-/B3   Regal Entertainment Group, Inc.,
                                             5.75%, 2/1/25                                               4,846,050
     5,475,000                      B/Caa1   WMG Acquisition Corp., 6.75%,
                                             4/15/22 (144A)                                              5,516,062
                                                                                                 -----------------
                                                                                                 $      16,081,362
------------------------------------------------------------------------------------------------------------------
                                             Publishing -- 0.4%
     6,170,000                      BB/Ba1   Gannett Co., Inc., 6.375%, 10/15/23
                                             (144A)                                              $       6,540,200
     1,675,000                       B-/B3   MPL 2 Acquisition Canco, Inc., 9.875%,
                                             8/15/18 (144A)                                              1,804,812
                                                                                                 -----------------
                                                                                                 $       8,345,012
                                                                                                 -----------------
                                             Total Media                                         $      70,380,011
------------------------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.5%
                                             Department Stores -- 0.1%
     1,684,000                   CCC+/Caa2   Neiman Marcus Group, Ltd. LLC, 8.0%,
                                             10/15/21 (144A)                                     $       1,843,980
------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 37

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             Apparel Retail -- 0.1%
     2,350,000                       B+/B3   Brown Shoe Co., Inc., 7.125%,
                                             5/15/19                                             $       2,485,148
------------------------------------------------------------------------------------------------------------------
                                             Computer & Electronics Retail -- 0.1%
     2,590,000                       B+/B1   Rent-A-Center, Inc., 4.75%, 5/1/21                  $       2,428,125
------------------------------------------------------------------------------------------------------------------
                                             Specialty Stores -- 0.2%
     2,805,000                   CCC+/Caa2   PC Nextco Holdings LLC, 8.75% (0.0% PIK,
                                             8.75% cash), 8/15/19 (144A) (PIK)                   $       2,896,162
                                                                                                 -----------------
                                             Total Retailing                                     $       9,653,415
------------------------------------------------------------------------------------------------------------------
                                             FOOD & STAPLES RETAILING -- 0.2%
                                             Food Distributors -- 0.2%
     3,635,000                        B/B3   KeHE Distributors LLC, 7.625%,
                                             8/15/21 (144A)                                      $       3,934,888
                                                                                                 -----------------
                                             Total Food & Staples Retailing                      $       3,934,888
------------------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 1.3%
                                             Distillers & Vintners -- 0.4%
     4,100,000                     BB+/Ba1   Constellation Brands, Inc., 3.75%,
                                             5/1/21                                              $       4,007,750
     3,235,000                     BB+/Ba1   Constellation Brands, Inc., 4.25%,
                                             5/1/23                                                      3,178,388
                                                                                                 -----------------
                                                                                                 $       7,186,138
------------------------------------------------------------------------------------------------------------------
                                             Agricultural Products -- 0.2%
     4,460,000                        B/B2   Southern States Cooperative, Inc.,
                                             10.0%, 8/15/21 (144A)                               $       4,482,300
------------------------------------------------------------------------------------------------------------------
                                             Packaged Foods & Meats -- 0.2%
     1,775,000                        B/B1   Post Holdings, Inc., 6.75%, 12/1/21
                                             (144A)                                              $       1,859,312
     2,100,000                        B/B1   Post Holdings, Inc., 7.375%, 2/15/22                        2,247,000
                                                                                                 -----------------
                                                                                                 $       4,106,312
------------------------------------------------------------------------------------------------------------------
                                             Tobacco -- 0.5%
    10,105,000                     B-/Caa1   Alliance One International, Inc.,
                                             9.875%, 7/15/21                                     $      10,206,050
                                                                                                 -----------------
                                             Total Food, Beverage & Tobacco                      $      25,980,800
------------------------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL
                                             PRODUCTS -- 0.2%
                                             Personal Products -- 0.2%
     2,400,000                   CCC+/Caa1   Monitronics International, Inc.,
                                             9.125%, 4/1/20                                      $       2,553,000
     2,495,000                        B/B2   Revlon Consumer Products Corp.,
                                             5.75%, 2/15/21                                              2,513,712
                                                                                                 -----------------
                                                                                                 $       5,066,712
                                                                                                 -----------------
                                             Total Household & Personal Products                 $       5,066,712
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Yield Fund | Semiannual Report | 4/30/14

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT
                                             & SERVICES -- 2.5%
                                             Health Care Services -- 0.3%
     3,675,000                   CCC+/Caa2   BioScrip, Inc., 8.875%, 2/15/21
                                             (144A)                                              $       3,822,000
     1,404,000                   CCC+/Caa2   Gentiva Health Services, Inc., 11.5%,
                                             9/1/18                                                      1,467,180
                                                                                                 -----------------
                                                                                                 $       5,289,180
------------------------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- 1.6%
     1,270,000                       B-/B3   CHS, 6.875%, 2/1/22 (144A)                          $       1,316,038
    16,400,000                       B-/B3   CHS, Inc., 8.0%, 11/15/19                                  17,937,500
     3,200,000                       B-/B3   Kindred Healthcare, Inc., 6.375%,
                                             4/15/22 (144A)                                              3,240,000
     5,700,000                       B-/B3   Kindred Healthcare, Inc., 8.25%,
                                             6/1/19                                                      6,099,000
     2,850,000                      B+/Ba3   Tenet Healthcare Corp., 4.375%,
                                             10/1/21                                                     2,732,438
     1,265,000                        B/B3   Universal Hospital Services, Inc.,
                                             7.625%, 8/15/20                                             1,353,550
                                                                                                 -----------------
                                                                                                 $      32,678,526
------------------------------------------------------------------------------------------------------------------
                                             Managed Health Care -- 0.3%
     5,970,000                      BB/Ba2   WellCare Health Plans, Inc., 5.75%,
                                             11/15/20                                            $       6,372,975
------------------------------------------------------------------------------------------------------------------
                                             Health Care Technology -- 0.3%
     3,315,000                   CCC+/Caa1   Emdeon, Inc., 11.0%, 12/31/19                       $       3,828,825
     1,400,000                        B/B3   MedAssets, Inc., 8.0%, 11/15/18                             1,487,500
                                                                                                 -----------------
                                                                                                 $       5,316,325
                                                                                                 -----------------
                                             Total Health Care
                                             Equipment & Services                                $      49,657,006
------------------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS,
                                             BIOTECHNOLOGY & LIFE
                                             SCIENCES -- 1.2%
                                             Biotechnology -- 0.5%
     9,859,000                     B-/Caa2   Lantheus Medical Imaging, Inc.,
                                             9.75%, 5/15/17                                      $       9,809,705
------------------------------------------------------------------------------------------------------------------
                                             Pharmaceuticals -- 0.7%
     2,625,000                     BB+/Ba1   Forest Laboratories, Inc., 4.375%,
                                             2/1/19 (144A)                                       $       2,792,344
     5,610,000                   CCC+/Caa2   JLL, 7.5%, 2/1/22 (144A)                                    5,750,250
     6,090,000                        B/B1   Valeant Pharmaceuticals International,
                                             6.375%, 10/15/20 (144A)                                     6,546,750
                                                                                                 -----------------
                                                                                                 $      15,089,344
                                                                                                 -----------------
                                             Total Pharmaceuticals,
                                             Biotechnology & Life Sciences                       $      24,899,049
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 39

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 1.6%
                                             Other Diversified Financial
                                             Services -- 0.3%
     2,490,000          5.35       BB+/Ba3   Citigroup, Inc., Floating Rate Note
                                             (Perpetual)                                         $       2,321,925
     4,200,000          5.65        BB/Ba1   Voya Financial, Inc., Floating Rate Note,
                                             5/15/53                                                     4,199,580
                                                                                                 -----------------
                                                                                                 $       6,521,505
------------------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 1.1%
     7,066,000                        B/B2   National Money Mart Co., 10.375%,
                                             12/15/16                                            $       7,436,965
     5,015,000                       B+/B2   Nationstar Mortgage LLC, 6.5%,
                                             6/1/22                                                      4,739,175
     6,275,000                       B+/B2   Nationstar Mortgage LLC, 6.5%,
                                             7/1/21                                                      5,984,781
     1,820,000                       B+/B2   Nationstar Mortgage LLC, 6.5%,
                                             8/1/18                                                      1,833,650
     3,100,000                        B/B1   Oxford Finance LLC, 7.25%,
                                             1/15/18 (144A)                                              3,293,750
                                                                                                 -----------------
                                                                                                 $      23,288,321
------------------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.2%
     3,265,000                        B/B3   TMX Finance LLC, 8.5%, 9/15/18
                                             (144A)                                              $       3,477,225
                                                                                                 -----------------
                                             Total Diversified Financials                        $      34,537,051
------------------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 3.4%
                                             Insurance Brokers -- 0.2%
     4,900,000                   CCC+/Caa2   USI, Inc. New York, 7.75%, 1/15/21
                                             (144A)                                              $       5,059,250
------------------------------------------------------------------------------------------------------------------
                                             Life & Health Insurance -- 0.3%
     5,400,000                      BB-/B1   Fidelity & Guaranty Life Holdings, Inc.,
                                             6.375%, 4/1/21 (144A)                               $       5,751,000
------------------------------------------------------------------------------------------------------------------
                                             Reinsurance -- 2.9%
       450,000          8.10        BB-/NR   Atlas Reinsurance VII, Ltd., Floating
                                             Rate Note, 1/7/16 (Cat Bond) (144A)                 $         471,150
     1,500,000          4.30        BB+/NR   Blue Danube II, Ltd., Floating Rate
                                             Note, 5/23/16 (Cat Bond) (144A)                             1,523,400
       250,000          6.23        BB+/NR   Blue Danube, Ltd., Floating Rate Note,
                                             4/10/15 (Cat Bond) (144A)                                     256,400
     1,325,000          5.29        BB-/NR   Caelus Re, Ltd., Floating Rate Note,
                                             3/7/16 (Cat Bond) (144A)                                    1,344,610
     1,500,000          6.89         NR/NR   Caelus Re, Ltd., Floating Rate Note,
                                             4/7/17 (Cat Bond) (144A)                                    1,571,250
     1,250,000         17.98         NR/NR   Combine Re, Ltd., Floating Rate Note,
                                             1/7/15 (Cat Bond) (144A)                                    1,331,500

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Yield Fund | Semiannual Report | 4/30/14

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             Reinsurance -- (continued)
     1,400,000         10.26        BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                             1/8/15 (Cat Bond) (144A)                            $       1,429,260
       400,000          9.05         BB/NR   East Lane Re V, Ltd., Floating Rate Note,
                                             3/16/16 (Cat Bond) (144A)                                     430,200
     1,500,000          6.70         BB/NR   East Lane Re, Ltd., Floating Rate Note,
                                             3/13/15 (Cat Bond) (144A)                                   1,549,650
       500,000          7.39        BB-/NR   Embarcadero Reinsurance, Ltd.,
                                             Floating Rate Note, 2/13/15 (Cat
                                             Bond) (144A)                                                  511,600
     1,500,000          5.03        BB+/NR   Foundation Re III, Ltd., Floating Rate
                                             Note, 2/25/15 (Cat Bond) (144A)                             1,519,350
     1,800,000          7.43         NR/NR   Galileo Re, Ltd., Floating Rate Note,
                                             1/9/19 (Cat Bond) (144A)                                    1,867,860
     1,500,000         13.55         B-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                             2/5/15 (Cat Bond) (144A)                                    1,546,200
     1,200,000          8.40        BB-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                             2/5/15 (Cat Bond) (144A)                                    1,227,240
     1,255,400          4.84         NR/NR   Kane SAC Ltd., PI-3, Series A-2014,
                                             Floating Rate Note, 4/7/15                                  1,245,231
       850,000          0.00        BB-/NR   Kilimanjaro Re, Ltd., Floating Rate
                                             Note, 4/30/18 (Cat Bond) (144A)                               852,295
       350,000          0.00        BB-/NR   Kilimanjaro Re, Ltd., Floating Rate
                                             Note, 4/30/18 (Cat Bond) (144A)                               351,050
     1,500,000          4.05         BB/NR   Longpoint Re, Ltd. III, Floating Rate
                                             Note, 5/18/16 (Cat Bond) (144A)                             1,523,250
     2,750,000         12.03          B/NR   Mystic Re, Ltd., Floating Rate Note,
                                             3/12/15 (Cat Bond) (144A)                                   2,891,625
     1,325,000          8.55         B+/NR   Mythen Re, Ltd., Series 2012-2 Class A,
                                             Floating Rate Note, 1/5/17 (Cat Bond)
                                             (144A)                                                      1,405,560
       675,000         11.78         B-/NR   Mythen Re, Ltd., Series 2012-2 Class A,
                                             Floating Rate Note, 11/10/16 (Cat
                                             Bond) (144A)                                                  716,648
       500,000          8.03         NR/NR   Mythen Re, Ltd., Series 2013-1 Class B,
                                             Floating Rate Note, 7/9/15 (Cat Bond)
                                             (144A)                                                        514,700
     2,000,000          7.56        BB-/NR   Queen Street IV Capital, Ltd., Floating
                                             Rate Note, 4/9/15 (Cat Bond) (144A)                         2,052,200
     1,150,000          8.56        BB-/NR   Queen Street V Re, Ltd., Floating Rate
                                             Note, 4/9/15 (Cat Bond) (144A)                              1,186,915
       250,000         10.58          B/NR   Queen Street VI Re, Ltd., Floating Rate
                                             Note, 4/9/15 (Cat Bond) (144A)                                261,900
     1,450,000          8.65          B/NR   Queen Street VII Re, Ltd., Floating Rate
                                             Note, 4/8/16 (Cat Bond) (144A)                              1,538,885

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 41

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             Reinsurance -- (continued)
     2,000,000         13.30         NR/NR   Residential Reinsurance 2011, Ltd.,
                                             Floating Rate Note, 12/6/15 (Cat
                                             Bond) (144A)                                        $       2,111,200
       800,000          8.80         B+/NR   Residential Reinsurance 2011, Ltd.,
                                             Floating Rate Note, 12/6/16 (Cat
                                             Bond) (144A)                                                  844,560
     3,450,000         12.06         B-/NR   Residential Reinsurance 2011, Ltd.,
                                             Floating Rate Note, 6/6/15 (Cat Bond)
                                             (144A)                                                      3,619,740
     1,750,000          8.96         NR/NR   Residential Reinsurance 2011, Ltd.,
                                             Floating Rate Note, 6/6/17 (Cat
                                             Bond) (144A)                                                1,836,275
     2,100,000         12.80         NR/NR   Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 12/6/16 (Cat
                                             Bond) (144A)                                                2,290,260
       950,000         19.05         NR/NR   Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 12/6/16 (Cat
                                             Bond) (144A)                                                1,052,505
       250,000          5.80         BB/NR   Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 12/6/16 (Cat
                                             Bond) (144A)                                                  261,600
     1,750,000         22.05         NR/NR   Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 6/6/16 (Cat
                                             Bond) (144A)                                                2,079,525
       500,000          8.05         BB/NR   Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 6/6/16 (Cat
                                             Bond) (144A)                                                  551,550
     1,100,000         10.05        BB-/NR   Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 6/6/16 (Cat
                                             Bond) (144A)                                                1,221,440
       250,000         20.05         NR/NR   Residential Reinsurance 2013, Ltd.,
                                             Floating Rate Note, 12/6/17 (Cat
                                             Bond) (144A)                                                  251,350
       800,000          9.30         B-/NR   Residential Reinsurance 2013, Ltd.,
                                             Floating Rate Note, 6/6/17 (Cat
                                             Bond) (144A)                                                  837,120
     1,600,000          4.03         BB/NR   Sanders Re, Ltd., Floating Rate Note,
                                             5/5/17 (Cat Bond) (144A)                                    1,614,720
        13,799                       NR/NR   Sector Re V, Ltd., 12/1/17 (Cat Bond)
                                             (144A) (c)                                                         --
     1,250,000                       NR/NR   Sector Re V, Ltd., 3/30/19 (Cat Bond)
                                             (144A) (c)                                                  1,250,000
     2,150,000                       NR/NR   Sector Re V, Ltd., 12/1/18 (Cat Bond)
                                             (144A) (c)                                                  2,207,620
         3,587                       NR/NR   Sector Re V, Ltd., 3/1/18 (Cat Bond)
                                             (144A) (c)                                                    912,595
     2,000,000                       NR/NR   Silverton Re, Ltd., 9/16/16 (Cat Bond)
                                             (144A) (c)                                                  2,113,200

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Yield Fund | Semiannual Report | 4/30/14

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             Reinsurance -- (continued)
       875,000         16.51         NR/NR   Successor X, Ltd., Floating Rate Note,
                                             1/27/15 (Cat Bond) (144A)                           $         913,238
     1,200,000         16.30         NR/NR   Successor X, Ltd., Floating Rate Note,
                                             11/10/15 (Cat Bond) (144A)                                  1,231,800
       375,000         11.28         B-/NR   Successor X, Ltd., Floating Rate Note,
                                             11/10/15 (Cat Bond) (144A)                                    398,625
     1,000,000          8.53         B+/NR   Tar Heel Re, Ltd., Floating Rate Note,
                                             5/9/16 (Cat Bond) (144A)                                    1,068,100
       250,000          6.28         NR/NR   Tradewynd Re, Ltd., Floating Rate Note,
                                             1/8/15 (Cat Bond) (144A)                                      250,700
                                                                                                 -----------------
                                                                                                 $      60,037,652
                                                                                                 -----------------
                                             Total Insurance                                     $      70,847,902
------------------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 1.1%
                                             Diversified REIT -- 0.5%
     9,550,000                       B/Ba3   CNL Lifestyle Properties, Inc., 7.25%,
                                             4/15/19                                             $      10,027,500
------------------------------------------------------------------------------------------------------------------
                                             Mortgage REIT -- 0.2%
     4,550,000                       NR/NR   NorthStar Realty Finance Corp., 3.0%,
                                             9/30/14                                             $       4,544,262
------------------------------------------------------------------------------------------------------------------
                                             Office REIT -- 0.1%
     1,000,000                      BB/Ba1   DuPont Fabros Technology LP, 5.875%,
                                             9/15/21                                             $       1,042,500
------------------------------------------------------------------------------------------------------------------
                                             Specialized REIT -- 0.1%
     2,675,000                      BB/Ba3   Aviv Healthcare Properties LP, 7.75%,
                                             2/15/19                                             $       2,868,938
------------------------------------------------------------------------------------------------------------------
                                             Real Estate Development -- 0.1%
     2,840,000                       B/Ba3   The Howard Hughes Corp., 6.875%,
                                             10/1/21 (144A)                                      $       3,053,000
------------------------------------------------------------------------------------------------------------------
                                             Real Estate Services -- 0.1%
     1,480,000                      BB-/B2   Kennedy-Wilson, Inc., 5.875%,
                                             4/1/24                                              $       1,478,150
                                                                                                 -----------------
                                             Total Real Estate                                   $      23,014,350
------------------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 2.4%
                                             Internet Software & Services -- 0.8%
     3,400,000                      BB-/B2   Bankrate, Inc., 6.125%, 8/15/18
                                             (144A)                                              $       3,612,500
     5,465,000                      BB/Ba3   Equinix, Inc., 5.375%, 4/1/23                               5,560,638
     6,085,000                       BB/B1   j2 Global, Inc., 8.0%, 8/1/20                               6,617,438
                                                                                                 -----------------
                                                                                                 $      15,790,576
------------------------------------------------------------------------------------------------------------------
                                             IT Consulting & Other Services -- 0.2%
     5,100,000                      BB-/B3   Entegris, Inc., 6.0%, 4/1/22 (144A)                 $       5,163,750
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 43

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             Data Processing & Outsourced
                                             Services -- 1.1%
     2,350,000                     BB-/Ba2   Audatex North America, Inc., 6.0%,
                                             6/15/21 (144A)                                      $       2,520,375
     6,047,000                     B-/Caa1   First Data Corp., 12.625%, 1/15/21                          7,256,400
     4,722,000                     B-/Caa1   First Data Corp., 8.25%, 1/15/21
                                             (144A)                                                      5,087,955
     5,048,000                     BB-/Ba3   NeuStar, Inc., 4.5%, 1/15/23                                4,391,760
     2,950,000                      BB/Ba3   WEX, Inc., 4.75%, 2/1/23 (144A)                             2,795,125
                                                                                                 -----------------
                                                                                                 $      22,051,615
------------------------------------------------------------------------------------------------------------------
                                             Home Entertainment Software -- 0.3%
     1,725,000                     BB+/Ba2   Activision Blizzard, Inc., 5.625%,
                                             9/15/21 (144A)                                      $       1,839,281
     3,285,000                     BB+/Ba2   Activision Blizzard, Inc., 6.125%,
                                             9/15/23 (144A)                                              3,572,438
                                                                                                 -----------------
                                                                                                 $       5,411,719
                                                                                                 -----------------
                                             Total Software & Services                           $      48,417,660
------------------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE
                                             & EQUIPMENT -- 1.2%
                                             Communications Equipment -- 0.5%
     3,865,000                     BB+/Ba3   Brocade Communications Systems,
                                             Inc., 4.625%, 1/15/23                               $       3,700,738
     3,295,000                       NR/NR   Emulex Corp., 1.75%, 11/15/18
                                             (144A)                                                      3,274,406
     3,000,000                       B-/B2   ViaSat, Inc., 6.875%, 6/15/20                               3,213,750
                                                                                                 -----------------
                                                                                                 $      10,188,894
------------------------------------------------------------------------------------------------------------------
                                             Computer Storage &
                                             Peripherals -- 0.2%
     4,300,000                    BBB-/Ba1   Seagate HDD Cayman, 4.75%,
                                             6/1/23 (144A)                                       $       4,305,375
------------------------------------------------------------------------------------------------------------------
                                             Electronic Equipment
                                             Manufacturers -- 0.3%
     5,300,000                       B+/B1   Viasystems, Inc., 7.875%, 5/1/19
                                             (144A)                                              $       5,644,500
------------------------------------------------------------------------------------------------------------------
                                             Electronic Manufacturing
                                             Services -- 0.2%
     1,380,000                     BB+/Ba1   Flextronics International, Ltd., 4.625%,
                                             2/15/20                                             $       1,386,900
     2,295,000                     BB+/Ba1   Flextronics International, Ltd., 5.0%,
                                             2/15/23                                                     2,306,475
                                                                                                 -----------------
                                                                                                 $       3,693,375
                                                                                                 -----------------
                                             Total Technology
                                             Hardware & Equipment                                $      23,832,144
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Yield Fund | Semiannual Report | 4/30/14

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS &
                                             SEMICONDUCTOR EQUIPMENT -- 0.4%
                                             Semiconductors -- 0.4%
     6,205,000                        B/B2   Advanced Micro Devices, Inc., 6.75%,
                                             3/1/19 (144A)                                       $       6,437,688
     1,825,000                     BB-/Ba3   Micron Technology, Inc., 5.875%,
                                             2/15/22 (144A)                                              1,925,375
                                                                                                 -----------------
                                                                                                 $       8,363,063
                                                                                                 -----------------
                                             Total Semiconductors &
                                             Semiconductor Equipment                             $       8,363,063
------------------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION
                                             SERVICES -- 4.4%
                                             Integrated Telecommunication
                                             Services -- 3.4%
     3,625,000                      BB/Ba2   CenturyLink, Inc., 5.8%, 3/15/22                    $       3,715,625
     3,300,000                      BB/Ba2   CenturyLink, Inc., 6.45%, 6/15/21                           3,555,750
    13,358,000                        B/B3   Cincinnati Bell, Inc., 8.375%,
                                             10/15/20                                                   14,693,800
     4,750,000                     BB-/Ba2   Frontier Communications Corp.,
                                             7.125%, 1/15/23                                             4,904,375
     9,705,000                     BB-/Ba2   Frontier Communications Corp., 8.5%,
                                             4/15/20                                                    11,300,259
     3,100,000                     BB-/Ba2   Frontier Communications Corp.,
                                             8.75%, 4/15/22                                              3,534,000
     2,840,000                      BB-/B1   tw telecom holdings inc, 5.375%,
                                             10/1/22                                                     2,882,600
     5,275,000                        B/B1   Windstream Corp., 6.375%, 8/1/23                            5,129,938
    11,030,000                        B/B1   Windstream Corp., 7.5%, 6/1/22                             11,774,525
     8,460,000                        B/B1   Windstream Corp., 7.75%, 10/15/20                           9,136,800
                                                                                                 -----------------
                                                                                                 $      70,627,672
------------------------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication
                                             Services -- 1.0%
     2,300,000                       NR/NR   Richland Towers Funding LLC, 7.87%,
                                             3/15/16 (144A)                                      $       2,423,641
     2,490,000                      BB-/B1   Sprint Corp., 7.25%, 9/15/21 (144A)                         2,714,100
       965,000                      BB/Ba3   T-Mobile USA, Inc., 6.125%, 1/15/22                         1,014,456
     1,200,000                      BB/Ba3   T-Mobile USA, Inc., 6.5%, 1/15/24                           1,258,500
     4,300,000                      BB/Ba3   T-Mobile USA, Inc., 6.542%, 4/28/20                         4,622,500
     2,865,000                      BB/Ba3   T-Mobile USA, Inc., 6.633%, 4/28/21                         3,094,200
     2,000,000                      BB/Ba3   T-Mobile USA, Inc., 6.731%, 4/28/22                         2,157,500
     3,350,000                       NR/NR   WCP Issuer llc, 6.657%, 8/15/20
                                             (144A)                                                      3,488,154
                                                                                                 -----------------
                                                                                                 $      20,773,051
                                                                                                 -----------------
                                             Total Telecommunication Services                    $      91,400,723
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 45

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 1.9%
                                             Gas Utilities -- 0.6%
     7,450,000                      NR/Ba2   AmeriGas Finance LLC, 7.0%, 5/20/22                 $       8,195,000
     1,850,000                        B/B2   Ferrellgas LP, 6.5%, 5/1/21                                 1,942,500
     1,320,000                        B/B2   Ferrellgas LP, 6.75%, 1/15/22 (144A)                        1,389,300
                                                                                                 -----------------
                                                                                                 $      11,526,800
------------------------------------------------------------------------------------------------------------------
                                             Independent Power Producers
                                             & Energy Traders -- 1.3%
     1,650,000                     BB-/Ba3   AES Corp. Virginia, 5.5%, 3/15/24                   $       1,650,000
     2,030,000                      BB-/B1   Calpine Corp., 5.875%, 1/15/24
                                             (144A)                                                      2,083,288
     2,360,000                      BB-/B1   Calpine Corp., 6.0%, 1/15/22 (144A)                         2,507,500
     1,450,000                      BB-/B1   NRG Energy, Inc., 6.25%, 5/1/24
                                             (144A)                                                      1,455,438
     4,700,000                      BB-/B1   NRG Energy, Inc., 7.625%, 1/15/18                           5,322,750
     4,700,000                      BB-/B1   NRG Energy, Inc., 7.875%, 5/15/21                           5,211,125
     7,850,000                      BB-/B1   NRG Energy, Inc., 8.25%, 9/1/20                             8,664,438
                                                                                                 -----------------
                                                                                                 $      26,894,539
                                                                                                 -----------------
                                             Total Utilities                                     $      38,421,339
------------------------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $1,146,262,081)                               $   1,190,374,092
------------------------------------------------------------------------------------------------------------------
                                             SENIOR FLOATING RATE
                                             LOAN INTERESTS -- 5.3%**
                                             ENERGY -- 0.5%
                                             Oil & Gas Drilling -- 0.1%
     2,326,500          5.75         B-/B3   Offshore Group Investment, Ltd., Term
                                             Loan, 3/28/19                                       $       2,331,346
------------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment
                                             & Services -- 0.1%
     1,905,000          0.00         B-/B2   FTS International, Inc.,, Term Loan
                                             (First Lien), 4/1/21                                $       1,916,013
------------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration &
                                             Production -- 0.3%
     5,168,665          8.38         B-/B2   Fieldwood Energy LLC, Term Loan,
                                             9/30/20                                             $       5,344,400
                                                                                                 -----------------
                                             Total Energy                                        $       9,591,759
------------------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.1%
                                             Specialty Chemicals -- 0.1%
     1,574,250          3.24        BB-/B1   Axalta Coating Systems US Holdings,
                                             Inc., Term Loan, 2/1/20                             $       1,572,174
                                                                                                 -----------------
                                             Total Materials                                     $       1,572,174
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Yield Fund | Semiannual Report | 4/30/14

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.4%
                                             Aerospace & Defense -- 0.2%
     1,931,898          4.23          B/B2   DAE Aviation Holdings, Inc., Term Loan,
                                             11/2/18                                             $       1,960,877
     1,703,182          3.49       B-/Caa1   Hunter Defense Technologies, Inc., Term
                                             Loan, 8/22/14                                               1,618,023
       875,796          5.00          B/NR   Standard Aero, Ltd., Term Loan,
                                             11/2/18                                                       889,207
                                                                                                 -----------------
                                                                                                 $       4,468,107
------------------------------------------------------------------------------------------------------------------
                                             Construction & Engineering -- 0.2%
     2,987,188          6.76         B+/B2   International Equipment Solutions LLC,
                                             Term Loan, 8/16/19                                  $       2,992,788
                                                                                                 -----------------
                                             Total Capital Goods                                 $       7,460,895
------------------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES
                                             & SUPPLIES -- 0.3%
                                             Environmental & Facilities
                                             Services -- 0.0%+
       622,300          4.00         B+/B1   WCA Waste Corp., Term Loan, 3/23/18                 $         622,495
------------------------------------------------------------------------------------------------------------------
                                             Diversified Support Services -- 0.0%+
     1,622,731         10.00         NR/NR   IAP Worldwide Services, Inc., Term
                                             Loan, 12/31/15 (d)                                  $         508,455
------------------------------------------------------------------------------------------------------------------
                                             Security & Alarm Services -- 0.3%
     5,993,191          4.25         B/Ba3   Monitronics International, Inc., Term B
                                             Loan, 3/23/18                                       $       6,006,305
                                                                                                 -----------------
                                             Total Commercial Services & Supplies                $       7,137,255
------------------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.6%
                                             Auto Parts & Equipment -- 0.6%
         7,480          3.75        B+/Ba3   Allison Transmission, Inc., Term Loan,
                                             8/23/19                                             $           7,469
     3,026,331          5.50         NR/NR   TI Group Automotive Systems LLC,
                                             Additional Term Loan, 3/27/19                               3,044,301
     8,534,069          3.23        BB-/B1   Tower Automotive Holdings USA LLC,
                                             Term Loan, 4/23/20                                          8,518,068
                                                                                                 -----------------
                                                                                                 $      11,569,838
                                                                                                 -----------------
                                             Total Automobiles & Components                      $      11,569,838
------------------------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.6%
                                             Advertising -- 0.1%
     1,998,057          6.75          B/NR   Affinion Group, Inc., Term Loan,
                                             10/9/16                                             $       2,005,550
------------------------------------------------------------------------------------------------------------------
                                             Broadcasting -- 0.1%
     1,424,654          4.00         B+/NR   Univision Communications, Inc., Term
                                             Loan, 3/1/20                                        $       1,419,438
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 47

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             Cable & Satellite -- 0.4%
     7,575,000          3.50       BB-/Ba3   Virgin Media Investment Holdings, Ltd.,
                                             New Term B Loan, 2/6/20                             $       7,521,566
------------------------------------------------------------------------------------------------------------------
                                             Movies & Entertainment -- 0.0%+
     1,359,896          3.75       NR/Baa3   Cinedigm Digital Funding I LLC, Term
                                             Loan, 2/28/18                                       $       1,361,596
                                                                                                 -----------------
                                             Total Media                                         $      12,308,150
------------------------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.7%
                                             Distributors -- 0.3%
     5,950,000          0.00         NR/NR   Industrial Packaging Group, Term Loan,
                                             3/10/15                                             $       5,950,000
------------------------------------------------------------------------------------------------------------------
                                             Department Stores -- 0.1%
     1,630,913          4.25          B/B2   Neiman Marcus Group, Ltd. LLC, Term
                                             Loan, 10/25/20                                      $       1,629,554
------------------------------------------------------------------------------------------------------------------
                                             Automotive Retail -- 0.3%
     7,150,031          5.75         B+/B2   CWGS Group LLC, Term Loan, 2/20/20                  $       7,203,656
                                                                                                 -----------------
                                             Total Retailing                                     $      14,783,210
------------------------------------------------------------------------------------------------------------------
                                             FOOD & STAPLES RETAILING -- 0.0%+
                                             Food Distributors -- 0.0%+
         8,563          5.75          B/B1   AdvancePierre Foods, Inc., Term Loan,
                                             7/10/17                                             $           8,581
                                                                                                 -----------------
                                             Total Food & Staples Retailing                      $           8,581
------------------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT
                                             & SERVICES -- 1.2%
                                             Health Care Equipment -- 0.1%
     2,409,942          4.00       BB-/Ba3   Kinetic Concepts, Inc., Term DTL-E1
                                             loan, 5/4/18                                        $       2,413,386
------------------------------------------------------------------------------------------------------------------
                                             Health Care Services -- 1.0%
     1,191,002          4.25         B+/B1   Alliance HealthCare Services, Inc.,
                                             Term Loan, 6/3/19                                   $       1,191,932
     2,114,489          6.75         B+/B1   Ardent Medical Services, Inc., 1st Lien
                                             Term Loan, 5/2/18                                           2,093,344
     1,232,125          6.50         NR/B1   BioScrip, Inc., Term Loan, 7/31/20                          1,240,852
     2,053,542          6.50        BB-/B1   BioScrip, Inc., Term Loan, 7/31/20                          2,066,377
     7,433,300          6.50         B+/B2   Gentiva Health Services, Inc., Term
                                             Loan, 10/10/19                                              7,365,939
     2,590,000          4.75          B/B1   National Mentor Holdings, Inc., Term
                                             Loan, 1/31/21                                               2,598,094
     1,517,375          5.75          B/B2   National Surgical Hospitals, Inc., Term
                                             Loan, 8/1/19                                                1,525,910
     1,925,700          6.00          B/B1   Surgery Center Holdings, Inc., Term
                                             Loan, 4/11/19                                               1,935,328
     1,475,438          7.25         NR/NR   Virtual Radiologic Corp., Term
                                             Loan, 12/22/16                                                914,771
                                                                                                 -----------------
                                                                                                 $      20,932,547
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer High Yield Fund | Semiannual Report | 4/30/14

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             Managed Health Care -- 0.1%
     1,047,466          9.75         B+/B2   MMM Holdings, Inc., Term Loan,
                                             10/9/17                                             $       1,055,322
       761,543          9.75         B+/B2   MSO of Puerto Rico, Inc., Term Loan,
                                             12/12/17                                                      766,303
                                                                                                 -----------------
                                                                                                 $       1,821,625
                                                                                                 -----------------
                                             Total Health Care Equipment
                                             & Services                                          $      25,167,558
------------------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.1%
                                             Other Diversified Financial
                                             Services -- 0.1%
     2,469,527          5.25        BB/Ba3   WorldPay, Facility B2A Term Loan,
                                             8/6/17                                              $       2,492,679
                                                                                                 -----------------
                                             Total Diversified Financials                        $       2,492,679
------------------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 0.1%
                                             Multi-line Insurance -- 0.1%
     1,244,093          4.25          B/B1   Alliant Holdings I, Inc., Term Loan,
                                             12/20/19                                            $       1,245,244
                                                                                                 -----------------
                                             Total Insurance                                     $       1,245,244
------------------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.7%
                                             Application Software -- 0.7%
    13,999,413          8.50         B-/B1   Expert Global Solutions, Inc., Term
                                             Loan, 4/3/18                                        $      13,386,939
       668,841          4.25         B+/B1   Vertafore, Inc., Term Loan, 10/3/19                           669,398
                                                                                                 -----------------
                                                                                                 $      14,056,337
                                                                                                 -----------------
                                             Total Software & Services                           $      14,056,337
------------------------------------------------------------------------------------------------------------------
                                             TOTAL SENIOR FLOATING
                                             RATE LOAN INTERESTS
                                             (Cost $108,407,231)                                 $     107,393,680
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
        Shares
------------------------------------------------------------------------------------------------------------------
                                             RIGHTS / WARRANTS -- 0.0%+
                                             ENERGY -- 0.0%+
                                             Oil & Gas Equipment &
                                             Services -- 0.0%+
         2,275                               Green Field Energy Services, Inc.,
                                             11/15/21 (144A)                                     $           2,298
                                                                                                 -----------------
                                             Total Energy                                        $           2,298
------------------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES &
                                             COMPONENTS -- 0.0%+
                                             Auto Parts & Equipment -- 0.0%+
         2,230                               Lear Corp., 11/9/14                                 $         368,028
                                                                                                 -----------------
                                             Total Automobiles & Components                      $         368,028
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 49

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
                 Rate (b)      Ratings
 Shares          (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------------
                                             TOTAL RIGHTS / WARRANTS
                                             (Cost $211,433)                                     $         370,326
------------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT IN
                                             SECURITIES -- 95.7%
                                             (Cost $1,808,249,070) (a)                           $   1,961,713,171
------------------------------------------------------------------------------------------------------------------
                                             OTHER ASSETS & LIABILITIES -- 4.3%                  $      89,492,350
------------------------------------------------------------------------------------------------------------------
                                             TOTAL NET ASSETS -- 100.0%                          $   2,051,205,521
==================================================================================================================

+             Amount rounds to less than 0.1%.

*             Non-income producing security.

NR            Not rated by either S&P or Moody's.

PIK           Represents a pay-in-kind security.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT          Real Estate Investment Trust.

(Perpetual)   Security with no stated maturity date.

(Cat Bond)    Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
              Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2014, the value of these securities amounted to $566,202,182 or 27.6% of total net assets.

(a) At April 30, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,813,765,671 was as follows:

                Aggregate gross unrealized appreciation for all investments in which
                  there is an excess of value over tax cost                                     $ 189,985,161

                Aggregate gross unrealized depreciation for all investments in which
                  there is an excess of tax cost over value                                       (42,037,661)
                                                                                                -------------
                Net unrealized appreciation                                                     $ 147,947,500
                                                                                                =============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)           Security is in default and is non-income producing.

(e) Security is valued using fair value methods (other than prices supplies by Independent Pricing Services or broker-dealers). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

50 Pioneer High Yield Fund | Semiannual Report | 4/30/14

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2014 aggregated $339,226,084 and $320,408,241, respectively.

-----------------------------------------------------------------------------------------------------------
CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION
                                                                                             Net
                                                                                 Premiums    Unrealized
Notional                              Obligation                   Expiration    Received    Appreciation
Principal ($)(1)    Counterparty      Entity/Index       Coupon    Date          (Paid)      (Depreciation)
-----------------------------------------------------------------------------------------------------------
5,295,000           J.P. Morgan       Advanced Micro     5.00%     12/20/15      269,370     $92,035
                    Securities LLC    Devices, Inc.
-----------------------------------------------------------------------------------------------------------

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 51

The following is a summary of the inputs used as of April 30, 2014, in valuing the Fund's investments:

------------------------------------------------------------------------------------------------------
                                        Level 1         Level 2         Level 3         Total
------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds             $         --    $  342,924,229  $        --     $  342,924,229
Preferred Stocks                                  --                --           --                 --
  Transportation
    Air Freight & Logistics                       --         6,249,163           --          6,249,163
  Diversified Financials
    Consumer Finance                              --         6,420,169           --          6,420,169
  Insurance
    Reinsurance                                   --                --   20,697,357         20,697,357
  All Other Preferred Stocks              38,839,065                --           --         38,839,065
Convertible Preferred Stocks
  Energy
    Oil & Gas Exploration & Production            --         6,380,759           --          6,380,759
  Consumer Durables & Apparel
    Home Furnishings                                        11,332,750                      11,332,750
  Food, Beverage & Tobacco
    Packaged Foods & Meats                                   7,696,500                       7,696,500
  Diversified Financials
    Asset Management & Custody Banks                         3,057,000                       3,057,000
  All Other Convertible Preferred Stocks  28,645,526                --           --         28,645,526
Common Stocks
  Materials
    Diversified Metals & Mining                   --                --      247,708            247,708
  Transportation
    Air Freight & Logistics                       --         2,886,806           --          2,886,806
  Consumer Services
    Education Services                            --           510,339           --            510,339
  All Other Common Stocks                178,244,007                --           --        178,244,007
Asset Backed Securities                                      5,305,489
Collateralized Mortgage Obligations               --         4,138,206           --          4,138,206
Corporate Bonds                                   --                --           --                 --
  Insurance
    Reinsurance                                   --                --    7,728,646          7,728,646
All Other Corporate Bonds                         --     1,182,645,446           --      1,182,645,446
Senior Floating Rate Loan Interests               --       107,393,680           --        107,393,680
Warrants
  Energy
    Oil & Gas Equipment & Services                --             2,298           --              2,298
  Automobiles & Components
    Auto Parts & Equipment                   368,028                --           --            368,028
------------------------------------------------------------------------------------------------------
Total                                   $246,096,626    $1,686,942,834  $28,673,711     $1,961,713,171
======================================================================================================
Other Financial Instruments
Unrealized appreciation
  on credit default swaps               $         --    $       92,035  $        --     $       92,035
------------------------------------------------------------------------------------------------------
Total Other Financial Instruments       $         --    $       92,035  $        --     $       92,035
======================================================================================================

The accompanying notes are an integral part of these financial statements.

52 Pioneer High Yield Fund | Semiannual Report | 4/30/14

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------------------
                                            Preferred      Common         Corporate
                                            Stocks         Stocks         Bonds          Total
-----------------------------------------------------------------------------------------------------
Balance as of 10/31/13                      $12,274,480    $ 454,130      $ 6,645,930    $19,374,540
Realized gain (loss)1                                --           --           17,386         17,386
Change in unrealized
  appreciation (depreciation)2                  897,140     (206,422)          (7,456)       683,262
Purchases                                    10,510,500           --        6,655,400     17,165,900
Sales                                        (2,984,763)          --       (5,582,614)    (8,567,377)
Transfers in and out of Level 3**                    --           --               --             --
-----------------------------------------------------------------------------------------------------
Balance as of 4/30/14                       $20,697,357    $ 247,708      $ 7,728,646    $28,673,711
=====================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations.

     The net change in unrealized appreciation (depreciation) on Level 3 securities still held at year end is $683,262.

**   Transfers are calculated on the beginning of period values.

During the six months ended April 30, 2014 there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 53

Statement of Assets and Liabilities | 4/30/14 (Consolidated) (unaudited)

ASSETS:
  Investment in securities (cost $1,808,249,070)                                    $1,961,713,171
  Cash                                                                                  55,264,604
  Receivables --
     Investment securities sold                                                         25,587,516
     Fund shares sold                                                                    3,032,786
     Dividends and interest                                                             25,035,702
     Credit default swaps, premiums received                                               269,370
  Unrealized appreciation on credit default swaps                                           92,035
---------------------------------------------------------------------------------------------------
         Total assets                                                               $2,070,995,184
---------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                                $   13,474,333
     Fund shares repurchased                                                             4,372,978
     Dividends                                                                             944,523
     Trustee fees                                                                            5,344
  Due to affiliates                                                                        710,307
  Due from Pioneer Investment Management, Inc.                                                 479
  Accrued expenses                                                                         281,699
---------------------------------------------------------------------------------------------------
          Total liabilities                                                         $   19,789,663
---------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                                   $1,873,179,381
  Distributions in excess of net investment income                                      (5,890,586)
  Accumulated net realized gain on investments                                          30,360,590
  Net unrealized appreciation on investments                                           153,464,101
  Net unrealized appreciation on credit default swaps                                       92,035
---------------------------------------------------------------------------------------------------
         Total net assets                                                           $2,051,205,521
===================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,216,751,154/112,405,816 shares)                              $        10.82
  Class B (based on $18,737,243/1,714,106 shares)                                   $        10.93
  Class C (based on $435,433,162/39,462,977 shares)                                 $        11.03
  Class R (based on $57,083,830/4,693,667 shares)                                   $        12.16
  Class Y (based on $312,517,331/28,856,784 shares)                                 $        10.83
  Class Z (based on $10,682,801/1,058,620 shares)                                   $        10.09
MAXIMUM OFFERING PRICE:
  Class A ($10.82/95.5%)                                                            $        11.33
===================================================================================================

The accompanying notes are an integral part of these financial statements.

54 Pioneer High Yield Fund | Semiannual Report | 4/30/14

Statement of Operations (Consolidated) (unaudited)

For the Six Months Ended 4/30/14

INVESTMENT INCOME:
  Interest                                                          $52,427,472
  Dividends (net of foreign taxes withheld of $11,698)                4,051,171
---------------------------------------------------------------------------------------------------
         Total investment income                                                       $56,478,643
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $ 6,480,925
  Transfer agent fees and expenses
     Class A                                                            308,473
     Class B                                                             28,462
     Class C                                                             62,388
     Class R                                                              4,844
     Class Y                                                             24,873
     Class Z                                                                395
  Distribution fees
     Class A                                                          1,488,078
     Class B                                                            104,694
     Class C                                                          2,171,212
     Class R                                                            138,798
  Shareholder communications expense                                  1,302,620
  Administrative reimbursement                                          342,115
  Custodian fees                                                         19,905
  Registration fees                                                      65,774
  Professional fees                                                     155,642
  Printing expense                                                       16,574
  Fees and expenses of nonaffiliated Trustees                            41,103
  Miscellaneous                                                          67,958
---------------------------------------------------------------------------------------------------
     Total expenses                                                                    $12,824,833
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                                (38)
---------------------------------------------------------------------------------------------------
     Net expenses                                                                      $12,824,795
---------------------------------------------------------------------------------------------------
         Net investment income                                                         $43,653,848
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND CREDIT DEFAULT SWAPS:
  Net realized gain on:
     Investments                                                    $30,441,878
     Credit default swaps                                               133,110        $30,574,988
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on:
     Investments                                                    $ 2,517,954
     Credit default swaps                                                59,813        $ 2,577,767
---------------------------------------------------------------------------------------------------
  Net gain on investments                                                              $33,152,755
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $76,806,603
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 55

Statements of Changes in Net Assets (Consolidated)

---------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended
                                                                 4/30/14            Year Ended
                                                                 (unaudited)        10/31/13
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                            $   43,653,848     $   96,886,491
Net realized gain on investments and credit
  default swaps                                                      30,574,988        118,301,654
Change in net unrealized appreciation on investments and
  credit default swaps and other assets                               2,577,767         44,745,066
---------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations       $   76,806,603     $  259,933,211
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.27 and $0.53 per share, respectively)          $  (30,190,993)    $  (61,625,784)
      Class B ($0.22 and $0.42 per share, respectively)                (431,146)        (1,152,943)
      Class C ($0.24 and $0.46 per share, respectively)              (9,402,630)       (19,544,635)
      Class R ($0.28 and $0.55 per share, respectively)              (1,291,783)        (2,848,158)
      Class Y ($0.29 and $0.57 per share, respectively)              (8,850,652)       (15,188,332)
      Class Z ($0.27 and $0.54 per share, respectively)                (206,476)          (453,844)
Net realized gain:
      Class A ($0.39 and $0.00 per share, respectively)             (41,922,595)                --
      Class B ($0.39 and $0.00 per share, respectively)                (789,847)                --
      Class C ($0.39 and $0.00 per share, respectively)             (15,125,505)                --
      Class R ($0.39 and $0.00 per share, respectively)              (1,740,430)                --
      Class Y ($0.39 and $0.00 per share, respectively)             (11,661,682)                --
      Class Z ($0.39 and $0.00 per share, respectively)                (226,380)                --
---------------------------------------------------------------------------------------------------
          Total distributions to shareowners                     $ (121,840,119)    $ (100,813,696)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                     $  287,196,800     $  529,673,571
Reinvestment of distributions                                       104,341,042         85,100,834
Cost of shares repurchased                                         (361,381,789)      (838,564,983)
---------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                                 $   30,156,053     $ (223,790,578)
---------------------------------------------------------------------------------------------------
      Net decrease in net assets                                 $  (14,877,463)    $  (64,671,063)
NET ASSETS:
Beginning of year                                                 2,066,082,984      2,130,754,047
---------------------------------------------------------------------------------------------------
End of year                                                      $2,051,205,521     $2,066,082,984
---------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
  investment income                                              $   (5,890,586)    $      829,246
===================================================================================================

The accompanying notes are an integral part of these financial statements.

56 Pioneer High Yield Fund | Semiannual Report | 4/30/14

---------------------------------------------------------------------------------------------------
                                   '14 Shares      '14 Amount
                                   (unaudited)     (unaudited)       '13 Shares     '13 Amount
---------------------------------------------------------------------------------------------------
Class A
Shares sold                         15,534,088     $ 167,709,196      27,254,736    $  292,739,310
Reinvestment of
   distributions                     6,217,709        66,581,850       5,290,053        56,344,936
Less shares repurchased            (18,295,041)     (197,429,454)    (46,907,652)     (500,635,153)
---------------------------------------------------------------------------------------------------
      Net increase
          (decrease)                 3,456,756     $  36,861,592     (14,362,863)   $ (151,550,907)
===================================================================================================
Class B
Shares sold or exchanged                31,960     $     347,744          55,475    $      593,248
Reinvestment of
   distributions                        96,336         1,040,802          91,408           978,379
Less shares repurchased               (518,091)       (5,644,697)     (1,547,103)      (16,572,914)
---------------------------------------------------------------------------------------------------
      Net decrease                    (389,795)    $  (4,256,151)     (1,400,220)   $  (15,001,287)
===================================================================================================
Class C
Shares sold                          1,753,500     $  19,214,954       2,119,525    $   23,033,581
Reinvestment of
   distributions                     1,687,374        18,405,528       1,361,430        14,747,881
Less shares repurchased             (3,307,620)      (36,346,373)     (8,957,460)      (97,320,368)
---------------------------------------------------------------------------------------------------
      Net increase
          (decrease)                   133,254     $   1,274,109      (5,476,505)   $  (59,538,906)
===================================================================================================
Class R
Shares sold                            637,256     $   7,712,447       1,158,375    $   13,856,701
Reinvestment of
   distributions                       239,586         2,881,488         229,768         2,737,176
Less shares repurchased               (724,858)       (8,780,560)     (2,884,752)      (34,344,406)
---------------------------------------------------------------------------------------------------
      Net increase
          (decrease)                   151,984     $   1,813,375      (1,496,609)   $  (17,750,529)
===================================================================================================
Class Y
Shares sold                          8,013,087     $  86,492,504      15,662,410    $  168,811,947
Reinvestment of
   distributions                     1,400,123        14,998,518         922,529         9,841,608
Less shares repurchased            (10,380,337)     (111,843,713)    (14,849,543)     (158,105,821)
---------------------------------------------------------------------------------------------------
      Net increase
          (decrease)                  (967,127)    $ (10,352,691)      1,735,396    $   20,547,734
===================================================================================================
Class Z
Shares sold                            569,155     $   5,719,955       2,958,118    $   30,638,784
Reinvestment of
   distributions                        43,373           432,856          44,314           450,854
Less shares repurchased               (132,695)       (1,336,992)     (3,068,648)      (31,586,321)
---------------------------------------------------------------------------------------------------
      Net increase
          (decrease)                   479,833     $   4,815,819         (66,216)   $     (496,683)
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 57

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                               Six Months
                                               Ended          Year            Year           Year
                                               4/30/14        Ended           Ended          Ended          Year         Year
                                               (Consolidated) 10/31/13        10/31/12       10/31/11       Ended        Ended
                                               (unaudited)    (Consolidated)  (Consolidated) (Consolidated) 10/31/10     10/31/09
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period           $    11.07     $    10.25      $     9.67     $     9.88     $     8.69   $     6.99
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment
   operations:
   Net investment income                       $     0.24     $     0.51      $     0.51     $     0.51     $     0.49   $     0.54
   Net realized and unrealized gain
      (loss) on investments                          0.17           0.84            0.59          (0.18)          1.17         1.87
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
   operations                                  $     0.41     $     1.35      $     1.10     $     0.33     $     1.66   $     2.41
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                       $    (0.27)    $    (0.53)     $    (0.52)    $    (0.54)    $    (0.47)  $    (0.61)
   Net realized gain                                (0.39)            --              --             --             --        (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                            $    (0.66)    $    (0.53)     $    (0.52)    $    (0.54)    $    (0.47)  $    (0.70)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value     $    (0.25)    $     0.82      $     0.58     $    (0.21)    $     1.19   $     1.70
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $    10.82     $    11.07      $    10.25     $     9.67     $     9.88   $     8.69
====================================================================================================================================
Total return*                                        3.88%         13.52%(a)       11.66%          3.20%         19.66%       37.79%
Ratio of net expenses to average
   net assets                                        1.14%**        1.14%           1.16%          1.16%          1.18%        1.25%
Ratio of net investment income to
   average net assets                                4.40%**        4.82%           5.18%          4.99%          5.28%        7.41%
Portfolio turnover rate                                33%**          46%             33%            47%            20%          45%
Net assets, end of period (in thousands)       $1,216,751     $1,206,497      $1,263,707     $1,467,120     $1,584,198   $1,398,692
Ratios with no waiver of fees by the Adviser
   and no reduction for fees paid indirectly:
   Total expenses                                    1.14%**        1.14%           1.16%          1.16%          1.18%        1.25%
   Net investment income                             4.40%**        4.82%           5.18%          4.99%          5.28%        7.41%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.49%.

The accompanying notes are an integral part of these financial statements.

58 Pioneer High Yield Fund | Semiannual Report | 4/30/14

------------------------------------------------------------------------------------------------------------------------------------
                                                   Six Months
                                                   Ended          Year           Year           Year
                                                   4/30/14        Ended          Ended          Ended          Year       Year
                                                   (Consolidated) 10/31/13       10/31/12       10/31/11       Ended      Ended
                                                   (unaudited)    (Consolidated) (Consolidated) (Consolidated) 10/31/10   10/31/09
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period               $ 11.18        $ 10.33        $  9.75        $  9.95        $   8.74   $   7.03
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment
   operations:
   Net investment income                           $  0.18        $  0.39        $  0.39        $  0.39        $   0.40   $   0.48
   Net realized and unrealized gain
      (loss) on investments                           0.18           0.88           0.60          (0.14)           1.21       1.89
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
   operations                                      $  0.36        $  1.27        $  0.99        $  0.25        $   1.61   $   2.37
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                           $ (0.22)       $ (0.42)       $ (0.41)       $ (0.45)       $  (0.40)  $  (0.56)
   Net realized gain                                 (0.39)            --             --             --              --      (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                $ (0.61)       $ (0.42)       $ (0.41)       $ (0.45)       $  (0.40)  $  (0.66)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   asset value                                     $ (0.25)       $  0.85        $  0.58        $ (0.20)       $   1.21   $   1.71
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 10.93        $ 11.18        $ 10.33        $  9.75        $   9.95   $   8.74
====================================================================================================================================
Total return*                                         3.35%         12.53%(a)      10.42%          2.41%          18.83%     36.89%
Ratio of net expenses to average
   net assets                                         2.11%**        2.18%          2.17%          2.04%           1.96%      2.04%
Ratio of net investment income to
   average net assets                                 3.44%**        3.80%          4.18%          4.13%           4.52%      6.84%
Portfolio turnover                                      33%**          46%            33%            47%             20%        45%
Net assets, end of period (in thousands)           $18,737        $23,512        $36,207        $82,879        $240,993   $376,790
Ratios with no waiver of fees by the Adviser
   and no reduction for fees paid indirectly:
   Total expenses                                     2.11%**        2.18%          2.17%          2.04%           1.96%      2.04%
   Net investment income                              3.44%**        3.80%          4.18%          4.13%           4.52%      6.84%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 12.42%.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 59

------------------------------------------------------------------------------------------------------------------------------------
                                                  Six Months
                                                  Ended          Year           Year           Year
                                                  4/30/14        Ended          Ended          Ended          Year       Year
                                                  (Consolidated) 10/31/13       10/31/12       10/31/11       Ended      Ended
                                                  (unaudited)    (Consolidated) (Consolidated) (Consolidated) 10/31/10   10/31/09
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period              $  11.28       $  10.43       $   9.84       $  10.04       $   8.83   $   7.10
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                          $   0.20       $   0.44       $   0.45       $   0.44       $   0.42   $   0.49
   Net realized and unrealized gain (loss) on
      investments                                     0.18           0.87           0.59          (0.17)          1.20       1.91
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
   operations                                     $   0.38       $   1.31       $   1.04       $   0.27       $   1.62   $   2.40
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                          $  (0.24)      $  (0.46)      $  (0.45)      $  (0.47)      $  (0.41)  $  (0.58)
   Net realized gain                                 (0.39)            --             --             --             --      (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                               $  (0.63)      $  (0.46)      $  (0.45)      $  (0.47)      $  (0.41)  $  (0.67)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value        $  (0.25)      $   0.85       $   0.59       $  (0.20)      $   1.21   $   1.73
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  11.03       $  11.28       $  10.43       $   9.84       $  10.04   $   8.83
====================================================================================================================================
Total return*                                         3.46%         12.87%(a)      10.85%          2.59%         18.79%     37.01%
Ratio of net expenses to average net assets           1.84%**        1.86%          1.85%          1.87%          1.88%      1.98%
Ratio of net investment income to average
   net assets                                         3.71%**        4.11%          4.50%          4.32%          4.60%      6.78%
Portfolio turnover rate                                 33%**          46%            33%            47%            20%        45%
Net assets, end of period (in thousands)          $435,433       $443,442       $467,377       $527,822       $599,656   $624,726
Ratios with no waiver of fees by the Adviser and
   no reduction for fees paid indirectly:
   Total expenses                                     1.84%**        1.86%          1.85%          1.87%          1.88%      1.98%
   Net investment income                              3.71%**        4.11%          4.50%          4.32%          4.60%      6.78%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 12.75%.

The accompanying notes are an integral part of these financial statements.

60 Pioneer High Yield Fund | Semiannual Report | 4/30/14

------------------------------------------------------------------------------------------------------------------------------------
                                                Six Months
                                                Ended          Year           Year           Year
                                                4/30/14        Ended          Ended          Ended          Year      Year
                                                (Consolidated) 10/31/13       10/31/12       10/31/11       Ended     Ended
                                                (unaudited)    (Consolidated) (Consolidated) (Consolidated) 10/31/10  10/31/09
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period            $ 12.39        $ 11.46        $ 10.82        $ 11.03        $  9.70   $   7.79
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                        $  0.25        $  0.53        $  0.53        $  0.54        $  0.49   $   0.58
   Net realized and unrealized gain (loss) on
      investments                                  0.19           0.95           0.64          (0.19)          1.34       2.09
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
   operations                                   $  0.44        $  1.48        $  1.17        $  0.35        $  1.83   $   2.68
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                        $ (0.28)       $ (0.55)       $ (0.53)       $ (0.56)       $ (0.50)  $  (0.67)
   Net realized gain                              (0.39)            --             --             --             --      (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                             $ (0.67)       $ (0.55)       $ (0.53)       $ (0.56)       $ (0.50)  $  (0.77)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value      $ (0.23)       $  0.93        $  0.64        $ (0.21)       $  1.33   $   1.91
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 12.16        $ 12.39        $ 11.46        $ 10.82        $ 11.03   $   9.70
====================================================================================================================================
Total return*                                      3.68%         13.24%(a)      11.11%          3.03%         19.32%     37.73%
Ratio of net expenses to average net assets        1.45%**        1.47%          1.56%          1.46%          1.49%      1.47%
Ratio of net investment income to average
   net assets                                      4.10%**        4.50%          4.79%          4.73%          5.00%      7.23%
Portfolio turnover rate                              33%**          46%            33%            47%            20%        45%
Net assets, end of period (in thousands)        $57,084        $56,248        $69,207        $78,187        $95,303   $119,846
Ratios with no waiver of fees by the Adviser
   and no reduction for fees paid indirectly:
   Total expenses                                  1.45%**        1.47%          1.56%          1.46%          1.19%      1.47%
   Net investment income                           4.10%**        4.50%          4.79%          4.73%          5.00%      7.23%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.13%.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 61

------------------------------------------------------------------------------------------------------------------------------------
                                                  Six Months
                                                  Ended          Year           Year           Year
                                                  4/30/14        Ended          Ended          Ended          Year       Year
                                                  (Consolidated) 10/31/13       10/31/12       10/31/11       Ended      Ended
                                                  (unaudited)    (Consolidated) (Consolidated) (Consolidated) 10/31/10   10/31/09
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period              $  11.08       $  10.25       $   9.67       $   9.88       $   8.69   $   6.99
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                          $   0.25       $   0.55       $   0.54       $   0.55       $   0.51   $   0.57
   Net realized and unrealized gain (loss)
     on investments                                   0.18           0.85           0.59          (0.19)          1.19       1.87
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
   operations                                     $   0.43       $   1.40       $   1.13       $   0.36       $   1.70   $   2.44
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                          $  (0.29)      $  (0.57)      $  (0.55)      $  (0.57)      $  (0.51)  $  (0.65)
   Net realized gain                                 (0.39)            --             --             --             --      (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                               $  (0.68)      $  (0.57)      $  (0.55)      $  (0.57)      $  (0.51)  $  (0.74)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value        $  (0.25)      $   0.83       $   0.58       $  (0.21)      $   1.19   $   1.70
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  10.83       $  11.08       $  10.25       $   9.67       $   9.88   $   8.69
====================================================================================================================================
Total return*                                         4.04%         13.98%(a)      12.02%          3.55%         20.16%     38.59%
Ratio of net expenses to average net assets           0.84%**        0.82%          0.82%          0.81%          0.79%      0.78%
Ratio of net investment income to average
   net assets                                         4.71%**        5.12%          5.51%          5.33%          5.67%      7.95%
Portfolio turnover rate                                 33%**          46%            33%            47%            20%        45%
Net assets, end of period (in thousands)          $312,517       $330,398       $287,901       $372,280       $300,881   $367,933
Ratios with no waiver of fees by the Adviser
   and no reduction for fees paid indirectly:
   Total expenses                                     0.84%**        0.82%          0.82%          0.81%          0.79%      0.78%
   Net investment income                              4.71%**        5.12%          5.51%          5.33%          5.67%      7.95%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.89%.

The accompanying notes are an integral part of these financial statements.

62 Pioneer High Yield Fund | Semiannual Report | 4/30/14

------------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                    Ended          Year           Year           Year
                                                    4/30/14        Ended          Ended          Ended          Year      Year
                                                    (Consolidated) 10/31/13       10/31/12       10/31/11       Ended     Ended
                                                    (unaudited)    (Consolidated) (Consolidated) (Consolidated) 10/31/10  10/31/09
------------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                $ 10.34        $  9.85        $  9.33        $  9.86        $  8.65   $  7.01
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                            $  0.25        $  0.53        $  0.54        $  0.53        $  0.53   $  0.58
   Net realized and unrealized gain (loss)
     on investments                                    0.16           0.50           0.50          (0.50)          1.18      1.80
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
   operations                                       $  0.41        $  1.03        $  1.04        $  0.03        $  1.71   $  2.38
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                            $ (0.27)       $ (0.54)       $ (0.52)       $ (0.56)       $ (0.50)  $ (0.65)
   Net realized gain                                  (0.39)            --             --             --             --     (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 $ (0.66)       $ (0.54)       $ (0.52)       $ (0.56)       $ (0.50)  $ (0.74)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $ (0.25)       $  0.49        $  0.52        $ (0.53)       $  1.21   $  1.64
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 10.09        $ 10.34        $  9.85        $  9.33        $  9.86   $  8.65
====================================================================================================================================
Total return*                                          4.13%         10.70%(a)      11.54%          0.06%         20.35%    37.48%
Ratio of net expenses to average net assets            0.85%**        0.85%          0.85%          0.85%          0.85%     0.85%
Ratio of net investment income to average
   net assets                                          4.68%**        5.09%          5.42%          5.15%          5.60%     7.49%
Portfolio turnover rate                                  33%**          46%            33%            47%            20%       45%
Net assets, end of period (in thousands)            $10,683        $ 5,985        $ 6,353        $ 4,296        $ 2,499   $ 1,300
Ratios with no waiver of fees by the Adviser
   and no reduction for fees paid indirectly:
   Total expenses                                      0.85%**        0.90%          1.08%          0.97%          0.98%     0.98%
   Net investment income                               4.68%**        5.04%          5.19%          5.03%          5.47%     7.36%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 10.64%.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 63

Notes to Financial Statements | 4/30/14 (Consolidated) (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

64 Pioneer High Yield Fund | Semiannual Report | 4/30/14

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

     Securities or senior loans interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment advisor, pursuant to procedures adopted by the Fund's Board of Trustees. PIMs fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 65 the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At April 30, 2014, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers) representing 0.01% of net assets.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of April 30, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

66 Pioneer High Yield Fund | Semiannual Report | 4/30/14

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2013 was as follows:

     ---------------------------------------------------------------------------
                                                                            2013
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $100,813,696
     ---------------------------------------------------------------------------
          Total                                                     $100,813,696
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2013:

     ---------------------------------------------------------------------------
                                                                            2013
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $  7,279,041
     Undistributed long term capital gain                             71,462,921
     Dividend payable                                                 (1,111,853)
     Net unrealized appreciation                                     145,429,547
     ---------------------------------------------------------------------------
          Total                                                     $223,059,656
     ===========================================================================

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark to market of forward and futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, interest accruals on preferred stock, partnerships and other holdings.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $29,491 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2014.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 5). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 67

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

E.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic

68 Pioneer High Yield Fund | Semiannual Report | 4/30/14 stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Open credit default swap contract at April 30, 2014 is listed in the Schedule of Investments. The average value of swap contracts open during the six months ended April 30, 2014 was $5,600,738.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million, 0.60% of the next $4 billion, 0.55% of the next $1 billion, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $1 billion, 0.35%

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 69 of the next $1 billion, and 0.30% on assets over $10 billion. For the six months ended April 30, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.64% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. Fees waived and expenses reimbursed during the six months ended April 30, 2014 are reflected on the Statement of Operations. This expense limitation is in effect through March 1, 2015 for Class Z shares. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $92,762 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $  805,064
Class B                                                                   13,918
Class C                                                                  220,312
Class R                                                                   61,971
Class Y                                                                  196,226
Class Z                                                                    5,129
--------------------------------------------------------------------------------
  Total                                                               $1,302,620
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $531,012 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2014.

70 Pioneer High Yield Fund | Semiannual Report | 4/30/14

4. Basis for Consolidation of the Financial Statements

The consolidated financial statements of the Fund include the accounts of Blaze Holding HYDF, Inc. (the "Subsidiary"). All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and is wholly-owned and controlled by the Fund. It is intended that the Fund will remain the sole shareholder of, and will continue to control, the Subsidiary. The Subsidiary acts as an investment vehicle for the Fund's interest in Blaze Recycling and Metals LLC, Class A Units. As of April 30, 2014, the Subsidiary represented $247,707 or approximately 0.01% of the net assets of the Fund.

5. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $86,533 in distribution fees payable to PFD April 30, 2014.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 71 shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2014, CDSCs in the amount of $14,884 were paid to PFD.

6. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the six months ended April 30, 2014, the Fund's expenses were not reduced under such arrangements.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2014, the Fund had no borrowings under the credit facility.

8. Bridge Loan Commitments

As of April 30, 2014, the Fund had no outstanding unfunded loan commitments. The Fund had the following bridge loan commitment outstanding as of April 30, 2014:

--------------------------------------------------------------------------------
                                                                  Net Unrealized
Loan                Shares       Cost             Value           Appreciation
--------------------------------------------------------------------------------
Hearthside Food
 Solutions LLC,
 Bridge Loan        2,945,000    $2,945,000       $2,945,000      $    --
================================================================================
Total                                                             $    --
================================================================================

72 Pioneer High Yield Fund | Semiannual Report | 4/30/14

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of April 30, 2014 were as follows:

----------------------------------------------------------------------------------------
Derivatives Not
Accounted for as          Asset Derivatives 2014            Liabilities Derivatives 2014
Hedging Instruments       ----------------------------      ----------------------------
Under Accounting          Statement of Assets               Statement of Assets
Standards Codification    and Liabilities                   and Liabilities
(ASC) 815                 Location             Value        Location           Value
----------------------------------------------------------------------------------------
Credit Default Swaps      Net unrealized       $92,035      Net unrealized     $    --
                          appreciation on                   depreciation on
                          credit default                    credit default
                          swap contracts                    swap contracts
----------------------------------------------------------------------------------------
    Total                                      $92,035                         $    --
----------------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2014 was as follows:

----------------------------------------------------------------------------------------
                                                                         Change in
Derivatives Not                                                          Unrealized
Accounted for as                                       Realized Gain     Appreciation or
Hedging Instruments         Location of Gain           or (Loss) on      (Depreciation)
Under Accounting            or (Loss) on               Derivatives       on Derivatives
Standards Codification      Derivatives Recognized     Recognized        Recognized
(ASC) 815                   in Income                  in Income         in Income
----------------------------------------------------------------------------------------
Credit Default Swaps        Net realized loss on       $133,110
                            credit default swaps
Credit Default Swaps        Change in unrealized                         $59,813
                            appreciation on credit
                            default swaps

10.  Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2014.

----------------------------------------------------------------------------------------
Assets:
                                          Net
                             Gross        Amounts         Gross Amounts
                             Amounts      of Assets       Not Offset in
                             Offset       Presented      the Statement of
                             in the       in the       Assets and Liabilities
                 Gross       Statement    Statement    ------------------------
                 Amounts of  of Assets    of Assets                  Cash
                 Recognized  and          and          Financial     Collateral  Net
Description      Assets      Liabilities  Liabilities  Instruments   Received    Amount
----------------------------------------------------------------------------------------
 Credit Default
    Swaps        $92,035     $ --         $ 92,035     $ --          $ --        $92,035
----------------------------------------------------------------------------------------
                 $92,035     $ --         $ 92,035     $ --          $ --        $92,035
========================================================================================

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 73

----------------------------------------------------------------------------------------
Liabilities:
                                          Net
                             Gross        Amounts         Gross Amounts
                             Amounts      of Assets       Not Offset in
                             Offset       Presented      the Statement of
                             in the       in the       Assets and Liabilities
                 Gross       Statement    Statement    ------------------------
                 Amounts of  of Assets    of Assets                  Cash
                 Recognized  and          and          Financial     Collateral  Net
Description      Assets      Liabilities  Liabilities  Instruments   Received    Amount
----------------------------------------------------------------------------------------
 Credit Default
    Swaps        $ --        $ --         $ --         $ --          $ --        $ --
----------------------------------------------------------------------------------------
                 $ --        $ --         $ --         $ --          $ --        $ --
========================================================================================

11. Pending Litigation

The Fund is currently involved in a litigation matter relating to Fund investments. The Fund believes the claim is without merit and is defending the matter vigorously. On January 14, 2014, Judge Gerber of the United States Bankruptcy Court for the Southern District of New York issued a Decision and Order on Motions to Dismiss in the litigation. Judge Gerber denied in part and granted in part the motions to dismiss. At a status conference held on May 29, Judge Gerber ordered a briefing schedule for a renewed motion to dismiss and the plaintiff's motion for certification of a defendant class. Briefing on these issues is on-going and will run through the end of the year. No discovery is taking place at this time. At April 30, 2014, it is reasonably possible that an adverse outcome may result. Currently, the amount of a judgment cannot be reasonably estimated.

12.  Subsequent Events

Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended October 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal year, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events to the kind described in Item 304(a)(i)(v)of Regulation S-K under the Securities and Exchange Act of 1934.


74 Pioneer High Yield Fund | Semiannual Report | 4/30/14

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Yield Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2013 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 75

PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees review the Fund's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one and three year periods ended June 30, 2013, in the fourth quintile of its Morningstar category for the five year period ended June 30, 2013, and in the third quintile of its Morningstar category for the ten year period ended June 30, 2013. The Trustees noted the discussions held throughout the year regarding the Fund's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees indicated that they were satisfied with the discussions with PIM with respect to the Fund's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

76 Pioneer High Yield Fund | Semiannual Report | 4/30/14

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2013 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels.

The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2013 was in the fifth quintile relative to its Strategic Insight peer group and in the fourth quintile relative to its Morningstar peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 77 profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

78 Pioneer High Yield Fund | Semiannual Report | 4/30/14

Trustees, Officers and Service Providers

Trustees                               Officers
Thomas J. Perna, Chairman              Daniel K. Kingsbury, President*
David R. Bock                          Mark D. Goodwin, Executive
Benjamin M. Friedman                      Vice President
Margaret B.W. Graham                   Mark E. Bradley, Treasurer**
Daniel K. Kingsbury                    Christopher J. Kelley, Secretary
Marc O. Mayer***
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Chief Executive Officer of the Fund.

**   Chief Financial and Accounting Officer of the Fund.

***  Mr. Mayer resigned as a Trustee of the Pioneer Funds effective May 6, 2014.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 79

                           This page for your notes.

80 Pioneer High Yield Fund | Semiannual Report | 4/30/14

                           This page for your notes.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 81

                           This page for your notes.

82 Pioneer High Yield Fund | Semiannual Report | 4/30/14

                           This page for your notes.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/14 83

                           This page for your notes.

84 Pioneer High Yield Fund | Semiannual Report | 4/30/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19383-08-0614

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Not applicable.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not applicable.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Yield Fund


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date June 27, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date June 27, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 27, 2014

* Print the name and title of each signing officer under his or her signature.